THE FLEX-FUNDS


                               1999 ANNUAL REPORT           [PHOTO]
                               December 31, 1999



                                    LETTER TO SHAREHOLDERS page 1

                                    1999 YEAR IN REVIEW page 2

                                    THE MUIRFIELD FUND page 6

                                    THE TOTAL RETURN UTILITIES FUND page 8

                                    THE HIGHLANDS GROWTH FUND page 10

                                    THE U.S. GOVERNMENT BOND FUND page 12

                                    THE MONEY MARKET FUND page 14

                                    FINANCIAL STATEMENTS page 16



THE FLEX-FUNDS
P.O. Box 7177 Dublin OH 43017
TOLL FREE (800)325-FLEX
E-Mail: info@flexfunds.com
Internet: www.flexfunds.com

PERFORMANCE CAPSULE        Period & Average Annual Total Returns as of 12/31/99


                     The Muirfield  The Total Return    The Highlands  The U.S. GovernmentThe Money Market
                         Fund        Utilities Fund     Growth Fund**       Bond Fund          Fund
----------------------------------------------------------------------------------------------------------
One Year                16.43%           20.01%            21.16%             0.35%            4.96%
Three Years             21.32%           18.87%            24.66%             5.83%            5.22%
Five Years              18.95%             --              21.37%             7.03%            5.36%
Ten Years               14.15%             --              14.21%             6.86%            5.18%
Life of Fund            14.22%1          18.89%2           11.57%3           6.91%4           5.98%5
The Money Market Fund as of 12/31/99     7-day Simple Yield* 5.49%  7-day Compound Yield*      5.63%

1 Inception Date 8/10/88. 2 Inception Date 6/21/95. 3 Inception Date 3/20/85. 4 Inception Date 5/9/85. 5 Inception Date 3/27/85.

To obtain a prospectus containing more complete information about The Flex-funds, including other fees and expenses that apply to a continued investment in the Funds, you may call The Flex-funds at (800)325-3539 or write P.O. Box 7177, Dublin OH 43017. Please read the prospectus carefully before investing.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. All performance figures represent period total returns and average annual total returns for the periods ended 12/31/99. Investment performance represents total return and assumes reinvestment of all dividend and capital gain distributions. The investment value and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser waived a portion of its management fees and/or reimbursed expenses in order to reduce the operating expenses of The Money Market, The U.S. Government Bond, and The Total Return Utilities Funds during each of the periods shown above. The Investment Adviser waived a portion of its management fees during 1999 in order to reduce the operating expenses on The Highlands Growth Fund.

An investment in The Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. * Yield quotations more closely reflect the current earnings of The Money Market Fund than do total return quotations.

** The results achieved by The Highlands Growth Fund since
12/31/96 were achieved with the Sector strategy as implemented by Sector Capital Management LLC, the Fund's subadviser. The average annual rates of return for 5 years, 10 years, and over the life of the Fund reflect a combination of the Fund's previous tactical asset allocation discipline and the new Sector discipline.

LETTER TO SHAREHOLDERS


Dear Flex-funds Shareholder:

     Happy New Year, and Happy New Millennium. It is not often that one has the opportunity to greet clients to a new century, so I would like to take this moment to wish you the best for the coming year and the new millennium.

     Every company goes through a period of transition, and after 26 years now is the time for transition for The Flex-funds and R. Meeder & Associates. In the coming year, you will notice a number of changes that we hope will make us a more responsive and a more focused investment management firm.

     The first change you will notice in the Year 2000 is the addition of two new no-load mutual funds to our fund family - THE DYNAMIC GROWTH FUND AND THE AGGRESSIVE GROWTH FUND. These funds evolved from the separately-managed portfolios we have managed for clients of R. Meeder & Associates since 1995. The addition of these two funds expands the range of investment options available in The Flex-funds family. Both the Dynamic Growth and Aggressive Growth Funds will be available to investors in March 2000.

     Many Flex-funds shareholders have asked us about internet access to their account information. We intend to begin providing shareholders secure access to their Flex-funds account through our web site - www.flexfunds.com -- by mid-year. This information will include current account values, recent transactions, and daily prices for The Flex-funds.

     Finally, and perhaps most significantly, R. Meeder & Associates will adopt a new identity in the Year 2000. This corporate makeover has required much "soul searching" on our part. In this process, we have learned a great deal about who we are as a company, and how you see us as a trusted partner in your financial success. Our new identity will reflect our experience and expertise, our vision for the future, and our commitment to remaining a client-focused investment management firm.

     After more than 25 years of helping investors achieve their financial goals, we have grown from a small, family-owned company with a handful of specialized mutual funds, to a complete financial service provider with over $2 billion in assets and seven mutual funds under management. Such growth has given us many challenges over the years - challenges we believe we have met successfully. We appreciate your continued trust in our investment management services. We are excited about the year ahead at The Flex-funds and R. Meeder & Associates, and look forward to growing with you in the years to come.


Sincerely,

/s/ Robert S. Meeder, Sr.

Robert S. Meeder, Sr.
President


The Flex-funds Annual Report * December 31, 1999                      Page 1

1999 YEAR IN REVIEW

     1999 was another "Year of the Bull" on Wall Street, as the major equity market indices finished at or near record levels. A closer examination of the financial markets, however, shows that 1999 looks less like a bull and more like a bumblebee, which according to modern aerodynamic theory should not be able to fly. If you take a pea and lima bean, attach four fragile wings, six scrawny legs, stubbly fur and an oversized head, what you get looks more like a paperweight than an airborne insect.

     The bumblebee defies most traditional models, and the same can be said of the financial markets in 1999. In fact, this year marked the first time we ever heard the term "new metrics" from an analyst explaining his methodology for justifying the valuations of Internet stocks. It seems that one needs the new "new math" to understand this methodology.

     Sticking with the traditional metrics, a review of 1999 shows a rising interest rate environment with yields on 30-year Treasury bonds increasing from 5.1% to almost 6.5% -- their highest level in over two years. (See Chart A at right.) In the equity market, the indices pushed higher into record territory, even though twice as many stocks declined (2557) as advanced (1182) on the New York Stock Exchange. Advance/decline lines for most major indices finished the year in strong down trends. (See Chart B at right.) And, as late as December 14, the stock market was recording days with over 560 stocks making new 12-month lows. (See Chart C at right.)

     Valuations that began the year in the nosebleed seats surged higher to finish the year up near the blimp. (See Chart D on Page 3.) Participation was limited to a few sectors, as only a handful of investors' favorite stocks contributed to the majority of the market's annual gains. (See 1999 Highlights sidebar on Page 3.) If one took all these variables, threw in a wildcard called "Y2K", and plugged them into a traditional market model, one could reasonably expect a lower equity market. Yet, like the bumblebee, the market refused to obey the laws of finance and defied the investment models.

     This year's returns for the various market indices mask the true nature of the Market of 1999. It turns out that for the vast majority of stocks, the traditional models did apply. An unweighted average of all the stocks on the New York Stock Exchange only returned 1.0% for all of 1999. Small-cap and mid-cap indices underperformed large-caps, as the mid-cap S&P 400 Index (+14.7%) and the small-cap S&P 600 Index (+12.4%) trailed the S&P 500 for the year.*

* The S&P 500, S&P 400, and S&P 600 Indices are unmanaged indices based on market capitalization, incurring no sales charges, expenses, or fees. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.


[GRAPH] Chart A: 30 Year Treasury Bond Rate from December 1997 through December
        1999. Source: Reuters Datalink.


[GRAPH] Chart B: NYSE Advance Decline Line from December 1998 through December
        1999. Source: Reuters Datalink.


[GRAPH] Chart C: NYSE New Lows from December 1998 through December 1999.
        Source: Reuters Datalink.


The Flex-funds Annual Report * December 31, 1999                      Page 2

[GRAPH] Chart D: S&P 500 Historical P/E Ratio from 1929 through 1999.


1999 FINANCIAL MARKETS HIGHLIGHTS

ANNUAL ADVANCING & DECLINING ISSUES

             ADVANCING      DECLINING
              ISSUES         ISSUES
NYSE           1182           2557
S&P 500         241            256
NASDAQ         2629           2497
AMEX            352            561

               Source: Columbus Dispatch


CONTRIBUTION TO 1999 TOTAL RETURN
        OF THE S&P 500

Largest 100 Stocks       17 points
                         (over 80%)

Other 400 Stocks         4 points
                         (less than 20%)

Technology Sector        14 points
                         (over 65%)

               Source: Salomon Smith Barney


As late as mid-October, most major indices were near or below where they were in early January.

     The vast majority of 1999's market gains came after mid-October in a very narrow market. Of the annual returns of the major indices, over 90% of the S&P 500, 60% of the Dow Jones Industrial Average, and 70% of the NASDAQ came in the final 11 weeks of the year.** To add some perspective to this extraordinary rally, the NASDAQ Index climbed from 3000 to 4000 in just seven weeks. Ten of the NASDAQ's largest all-time point gains occurred in 1999, with 7 of these occurring in the 4th Quarter alone.

     While many indices were making new highs, most stocks were not. Nearly half of the stocks on the NASDAQ exchange fell in price in 1999. The numbers are even worse for the S&P 500, where less than half of the stocks had a positive return for 1999, and almost two-thirds of those stocks returned less than 10% for the year. (See sidebar on Page 4.) The largest 100 companies in the S&P 500 contributed 17.1% to the Index's total annual return - that's over 80% of the S&P 500's 21.04% annual return. To put it another way, the other 400 stocks returned only 3.93%. If an investor did not own these 100 stocks, they most likely did not participate in 1999's gains. Some analysts have described 1999 as a "stealth bear market."

     What then separated the winners from the losers? In a word, technology. Technology stocks were responsible for 14 points of the S&P 500's 21% return for the year. That means the technology sector contributed 65% to the gain of the S&P 500 for 1999. Technology was also largely responsible for the divergence between the S&P BARRA Growth and Value Indices during 1999, which returned 28.25% and 12.72% respectively. While both indices have technology stocks, the Growth Index holds a greater concentration. In hindsight, it is easy to see why we favored growth and technology stocks in many of our equity funds for most of 1999.

     Technology and growth funds played a large part in helping The Flex-funds Muirfield Fund achieve another year of double-digit gains, with a 16.43% annual total return. In such a high-risk market, our "Defensive Investing" strategy was able to produce solid returns and manage risk by reducing the Fund's exposure to equities when our investment discipline indicated the risk/reward relationships were not 100% positive.


** The Dow Jones Industrial Average is an unmanaged index of 30 selected stocks. The NASDAQ Composite Index is an unmanaged index of all the stocks traded on the NASDAQ exchange. These indices incur no sales charges, expenses, or fees. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.


The Flex-funds Annual Report * December 31, 1999                      Page 3

     Our other equity funds were also aided by the top-performing sectors of the 1999 stock market. Telecommunications stocks enjoyed a strong year of returns, which helped The Total Return Utilities Fund return 20.01% for the year, outperforming both the 15.13% annual return for the average utility fund according to Morningstar, and the -6.02% annual return of the Dow Jones Utility Average. Global markets also experienced a positive year, rallying strongly from the turmoil of 1998. (For information on the performance of The Flex-Partners International Equity Fund, please see the enclosed insert.) And, The Flex-funds Highlands Growth Fund achieved its investment objective -- outperforming the S&P 500 Index -- with its "sector neutral, style neutral" investment strategy.

     In our fixed income portfolios, the negative trend in interest rates mandated a defensive position in The U.S. Government Bond Fund throughout most of 1999. Our defensive strategy helped the Fund outperform the average general government bond for the year, according to Morningstar. The Flex-funds Money Market Fund took advantage of the increasing interest rate environment in 1999 and outperformed the average money market fund this year by 0.47%, according to Lipper.

     We believe the Year 2000 will be a challenging year for the financial markets. It appears that we will finally be over Y2K, but its effects may still linger through the economy. People who withdrew cash in preparation for an emergency will have it burning a hole in their pockets, possibly perpetuating consumers' spending spree. Inventories that were built up will need to be reduced. 401(k) contributions and money withheld out of fear of a computer glitch may also be reinvested back into the markets. Firms will have money once spent on Y2K preparations go toward their bottom lines. If the market has discounted a Y2K risk premium, it will disappear in the new year. However, Alan Greenspan may throw cold water on the party by hiking interest rates. The Year 2000 is also an election year, and depending on the outcome, there may be relief rallies in downtrodden sectors such as healthcare, pharmaceuticals and tobacco. This is why we believe the high-risk market conditions we have grown accustomed to in previous years may continue into the new year.

     An evaluation such as this may give some investors cause for concern. We remain fully confident that our investment disciplines will enable us to recognize new trends developing in the constantly changing financial markets, giving us the flexibility to invest the Fund's portfolios in those market sectors or securities that we believe have the most attractive prospects for returns.

--------------------------------------------------------------------------------
                     Average Stock Decline from 52-week High
                             as of December 31, 1999
--------------------------------------------------------------------------------
                         NYSE                 28.0%
                         S&P 500              23.2%
                         NASDAQ               31.3%

--------------------------------------------------------------------------------
                      Percentage of Stocks Down 10% or More
                   from 52-week Highs as of December 31, 1999
--------------------------------------------------------------------------------
                         NYSE                 80.8%
                         S&P 500              76.0%
                         NASDAQ               82.4%

--------------------------------------------------------------------------------
                      Percentage of Stocks Down 20% or More
                   from 52-week Highs as of December 31, 1999

--------------------------------------------------------------------------------
                         NYSE                 61.7%
                         S&P 500              52.8%
                         NASDAQ               61.6%

--------------------------------------------------------------------------------
                      Percentage of Stocks Down 30% or More
                   from 52-week Highs as of December 31, 1999
--------------------------------------------------------------------------------
                         NYSE                 41.2%
                         S&P 500              32.8%
                         NASDAQ               46.1%


The Flex-funds Annual Report * December 31, 1999                      Page 4

THE FLEX-FUNDS FAMILY OF NO-LOAD MUTUAL FUNDS


Announcing two new no-load mutual funds to The Flex-funds family -- THE DYNAMIC GROWTH FUND AND THE AGGRESSIVE GROWTH FUND. The addition of these two funds will offer Flex-funds investors the opportunity to invest in some of the fastest-growing areas of the market, and the flexibility to diversify your Flex-funds portfolio.

The chart below illustrates how each investment option available in The Flex-funds family can fit with your individual investment style and financial goals.
                                                       The Flex-Partners
The Money           The Muirfield    The Highlands       International
Market Fund              Fund        Growth Fund         Equity Fund**

--------------------------------------------------------------------------------
CONSERVATIVE                                                         AGGRESSIVE
--------------------------------------------------------------------------------

         The U.S. Govt.     The Total Return    The Dynamic      The Aggressive
          Bond Fund         Utilities Fund      Growth Fund*      Growth Fund*

                                                       * Coming in March 2000

** The Flex-Partners International Equity Fund is a load mutual fund that charges a front-end sales charge of 5.75%. However, the Fund is available to Flex-funds shareholders with no front-end sales charge.


The Flex-funds Annual Report * December 31, 1999                      Page 5

The Flex-funds 1999 Annual Report
THE MUIRFIELD FUND


[PHOTO] Robert S. Meeder, Jr., Portfolio Manager

[PHOTO] Philip A. Voelker, Portfolio Manager

     1999 was another year of double-digit returns for The Muirfield Fund. For the 12 months ended December 31, the Fund returned 16.43%, comparing favorably with the 9.40% return of the average asset allocation fund, according to Morningstar.

     This was another year, as well, for volatility and narrowness in the stock market. Of the annual returns of the major stock market indices, over 90% of the S&P 500, 60% of the Dow Jones Industrial Average, and 70% of the NASDAQ came in the final 11 weeks of the year. And, for the year, the 100 largest capitalization stocks in the S&P 500 contributed over 80% of the 21% gain of the Index, and the technology sector contributed 65% to the gain of the S&P 500.

     The advance of stock market indices was dramatic, but the Fund spent part of the year in a defensive position with large allocations to cash equivalent securities. Two reasons for this decision were the narrowness of the market and the increasing interest rate environment. As of December 31, over 60% of the stocks listed on the New York Stock Exchange and the NASDAQ were down more than 20% from their annual highs. This condition is normally not a good sign for the future health of the stock market.

     The increase in interest rates was influenced partially by Y2K concerns, but a large part was due to fears of future inflation. These two areas - the breadth of the market and interest rates -- are two of the most important components in our Defensive Investing discipline, and both were negative much of the year. In fact, we never owned bonds this year due to our negative evaluation of the interest rate environment.

     When the Fund was exposed to the risk of the stock market, fund selection was extremely important because of the narrowness of the market. During the first 4 months of the year, fund positions were selected to emphasize large cap growth and technology. In the second 4 months of the year (from mid April to mid August) our fund selection emphasized value stocks and energy issues. From mid August through the end of the year, our fund selection emphasis returned to large-cap and technology funds.

     As we begin the Year 2000, we remain cautious when looking to increase our exposure to the equity market. We continue to see a high-risk market, due to extreme valuations, narrow advance/decline statistics, and an increasing interest rate environment.


The Flex-funds Annual Report * December 31, 1999                      Page 6

1999 PERFORMANCE
Annual Total Returns as of 12/31/99

                         The Muirfield      Avg. Asset
                             Fund        Allocation Fund1

One Year                    16.43%             9.40%
Three Years                 21.32%            13.55%
Five Years                  18.95%            15.68%
Ten Years                   14.15%            11.42%

1 According to Morningstar Principia

--------------------------------------------------------------------------------
1999 Quarterly Performance

First Quarter.........................................5.81%
Second Quarter........................................5.64%
Third Quarter........................................-4.51%
Fourth Quarter....................................... 9.07%


[GRAPH] The following information was presented as a graph:

GROWTH OF $10,000

                                      Morningstar Average
              The Muirfield Fund     Asset Allocation Fund
12/31/89           $10,000               $10,000
12/31/90            10,233                10,109
12/31/91            13,285                12,417
12/31/92            14,203                13,462
12/31/93            15,354                15,034
12/31/94            15,769                14,837
12/31/95            19,840                18,387
12/31/96            21,029                20,684
12/31/97            24,939                24,180
12/31/98            32,252                26,882
12/31/99            37,550                29,205


[GRAPH] The following information was presented as a pie chart:

PORTFOLIO HOLDINGS as of December 31, 1999

1) Cash Equivalents                    47.98%
2) Janus Mercury                       33.51%
3) Federated S&P 500 Max Cap            9.82%
4) Invesco Strategic Financial Svcs     8.69%


Please see inside front cover for additional fund performance information.


The Flex-funds Annual Report * December 31, 1999                      Page 7

The Flex-funds 1999 Annual Report
THE TOTAL RETURN UTILITIES FUND


[PHOTO] Lowell G. Miller, Portfolio Manager

     For 1999, The Total Return Utilities Fund returned 20.01%, outperforming the 15.13% return for the average utility fund, according to Morningstar, and the -6.02% return for the Dow Jones Utility Average for the same time period.

     Utility stocks suffered greatly in 1999 - their worst annual performance since 1994 - even as the robust economy drove up demand for utility services and improved the financial performance of many utility companies. Our strategy of industry diversification, notably in our weighting toward the telecommunications sector, helped the Fund outperform most large-cap utility stocks this past year. We have been saying for many years that the distribution of returns in the utility sector was widening, and that deregulation would separate the winners from the losers. The performance of the Fund in 1999 stamped a seal of approval on this view.

     We also overcame an increasing interest rate environment in 1999, demonstrating to investors that a yield-oriented portfolio does not have to decline when interest rates rise. The connection between interest rates and prices for utility stocks has weakened in recent years, and the results of the Fund's individual stock picking strategy -- seeking out companies that we believe offer sustainable and reliable growth -- affirms this view.

     Strong performance from the telecom stocks in our portfolio helped the Fund achieve good returns throughout the year. The gas and electric distribution sector has also been ripe with opportunities, with deregulation driving consolidations and buyouts within the industry. General lack of interest in the utility sector, however, resulted in declines in some of our more traditional holdings, even as they increased earnings and dividends. The silver lining here is that the depressed values of these stocks allows us to add to our positions at lower prices.

     It has been more than five years since our expectations for the Fund were as high as they are today. Should the interest rate environment stabilize, the Fund is in a good position to participate in any upswing that may develop in the utilities sector.


The Flex-funds Annual Report * December 31, 1999                      Page 8

1999 PERFORMANCE
Annual Total Returns as of 12/31/99

                       The Total Return      Dow Jones
                        Utilities Fund   Utility Average1

One Year                    20.01%            -6.02%
Two Years                   14.25%             5.70%
Three Years                 18.87%            11.18%
Life of Fund2               18.89%              --

1 According to Morningstar Principia
2 Inception Date 6/21/95

-------------------------------------------------------------------------------
1999 Quarterly Performance

First Quarter.........................................0.63%
Second Quarter.......................................11.99%
Third Quarter.........................................0.74%
Fourth Quarter....................................... 5.70%


[GRAPH] The following information was presented as a graph:

GROWTH OF $10,000

              The Total Return        Dow Jones
               Utilities Fund      Utility Average
6/21/95          $10,000              $10,000
12/31/95          11,500               11,318
6/30/96           12,103               11,384
12/31/96          13,032               12,347
6/30/97           13,749               12,343
12/31/97          16,770               15,187
6/30/98           17,910               16,663
12/31/98          18,241               18,054
6/30/99           20,556               18,627
12/31/99          21,891               16,968


[GRAPH] The following information was presented as a pie chart:

Sector Weightings as of December 31, 1999

1) Telecomm. Services         31.35%
2) Oil/Gas Domestic           12.98%
3) Natural Gas (Distributor)  12.76%
4) Water Utility               7.33%
5) Electric/Gas Utility        7.18%
6) Pipelines                   7.16%
7) Natural Gas (diversified)   5.48%
8) Electric Integrated         4.67%
9) Electric Utility            4.07%
10) Utility                    3.13%
11) Telecomm. Equipment        0.95%
12) Cash Equivalents           2.94%


Please see inside front cover for additional fund performance information.


The Flex-funds Annual Report * December 31, 1999                      Page 9

The Flex-funds 1999 Annual Report
THE HIGHLANDS GROWTH FUND


[PHOTO] William L. Gurner, Portfolio Manager

     For 1999, The Highlands Growth Fund performed exactly as expected -- outperforming the S&P 500 -- thanks in large part to the Fund's "sector neutral, style neutral" investment strategy. Through the market fluctuations of this past year, the Fund held to its investment strategy and avoided the underperformance that hampered other equity funds that employ a more style-focused strategy. For the 12 months ended December 31, 1999, the Fund returned 21.16%, while the S&P 500 Index returned 21.04%

     The stock market was relatively tame through the first half of the year, and performance was broad across many market sectors. Investors seemed more willing to consider other sectors and styles besides technology and growth, as the market rotated to energy, cyclical, and small-cap stocks. Overall performance for the first six months of the year were by and large more balanced than we had seen in a year.

     This broadening trend, however, fizzled after June, as interest rate worries and inflation fears rattled investors in the 3rd Quarter. No sector or style seemed to be in favor, save for a handful of energy and technology companies. The market surged back with an impressive 4th Quarter, as technology stocks carried many indices into record territory by year-end.

     Advance/decline statistics for many market indices were narrower in 1999 than they were the previous year, making it difficult to outperform the market with a diversified portfolio. Only two sectors of the S&P 500 outperformed the index as a whole during 1999: technology gained 71.46% and capital goods gained 42.16%. The other sectors enjoyed positive performance for the year, with the exception of transportation which declined -9.61%, and healthcare which declined -9.60%.

     Looking ahead to the coming year, we anticipate some moderation of the volatility which has characterized the market over the last two years. Technology should continue to fuel growth, although we see compelling valuation and sound fundamental progress in the healthcare and finance sectors.


The Flex-funds Annual Report * December 31, 1999                      Page 10

1999 PERFORMANCE
Annual Total Returns as of 12/31/99

                         The Highlands        S&P 500
                          Growth Fund         Index1

One Year                    21.16%            21.04%
Three Years                 24.66%            27.55%
Five Years                  21.37%            28.54%
Ten Years                   14.21%            18.20%

1 According to Morningstar Principia

-------------------------------------------------------------------------------
Quarterly Performance

First Quarter.........................................5.56%
Second Quarter........................................8.66%
Third Quarter........................................-6.90%
Fourth Quarter...................................... 13.46%


[GRAPH] The following information was presented as a graph:

GROWTH OF $10,000

              The Highlands
               Growth Fund            S&P 500 Index
12/31/89          $10,000                $10,000
12/31/90          $10,431                  9,688
12/31/91          $12,670                 12,641
12/31/92          $13,475                 13,604
12/31/93          $14,447                 14,972
12/31/94          $14,346                 15,169
12/31/95          $17,878                 20,863
12/31/96          $19,501                 25,650
12/31/97          $25,211                 34,205
12/31/98          $31,179                 43,980
12/31/99          $37,777                 53,234


[GRAPH] The following information was presented as a pie chart:

SECTOR WEIGHTINGS as of December 31, 1999

                      SECTOR                 % OF
SECTOR                MANAGER                PORTFOLIO
------                -------                ---------
1) Technology         RCM                    27.54%
2) Finance            Delta Capital          13.04%
3) Utilities          Miller Howard          11.62%
4) Cons. Non-Dur.     Barrow Hanley           9.26%
5) Health             Alliance                8.87%
6) Energy             Mitchell Group          5.93%
7) Cons. Durables     Barrow Hanley           5.88%
8) Matls & Services   Ashland                 5.14%
9) Capital Goods      Hallmark                4.91%
10) Transportation    Miller Howard           0.64%
11) S&P 500 Futures                           5.68%
12) Cash Equivalents                          1.49%


Please see inside front cover for additional fund performance information.


The Flex-funds Annual Report * December 31, 1999                      Page 11

The Flex-funds 1999 Annual Report
THE U.S. GOVERNMENT BOND FUND


[PHOTO] Joseph A. Zarr, Portfolio Manager

     For the 12 months ended December 31, The Flex-funds U.S. Government Bond Fund returned 0.35%, outperforming the average general government bond fund which declined -1.31% for the year, according to Morningstar. The Lehman Brothers Intermediate Government/Corporate Bond Index returned 0.39% for the year.

     The Fund ranked in the top 22% (#81 of 382) general government bond funds for 1-year total return as of December 31, 1999, according to Morningstar. Over longer periods, the Fund ranks in the top 10% (#26 of 261) general government bond funds for 5-year average annual total return, and in the top 25% (#21 of 87) funds for 10-year average annual total return, according to Morningstar.

     The increasing interest rate environment in 1999 hampered the performance on many bond funds. In contrast, the U.S. Government Bond Fund's "Defensive Investing" discipline helped investors gain a positive return on their investment by maintaining a fully defensive position for most of year. We began 1999 with a fully invested position in 10-year Treasury notes, foreseeing a flat interest rate environment as dictated by global economic conditions. However, continued strength in the U.S. economy and fears of Fed rate increases led to a decline in the bond market and triggered a sell signal in our investment discipline. During the first six months of 1999, the rate on the 30-year Treasury bond increased by nearly one full percentage point, from 5.12% on December 31, 1998, to 6.10% on June 30, 1999.

     Brief bond market rallies following the Federal Reserve's three interest rate hikes this summer were not enough to turn our investment discipline decidedly positive. Except for a partially-invested position during two weeks in July, we were fully defensive in the Fund as the bond market virtually collapsed from November 16 through year-end.

     As we enter year 2000, the market is saying that the Fed will raise rates again. We anticipate that rates could increase by as much as 0.75% by mid-year. As long as this negative interest rate environment remains prevalent, we will maintain this defensive position and our commitment to preserving shareholder capital as mandated by our investment discipline.


The Flex-funds Annual Report * December 31, 1999                      Page 12

1999 PERFORMANCE
Annual Total Returns as of 12/31/99

                        The U.S. Government    Avg. General
                             Bond Fund       Gov't Bond Fund1

One Year                       0.35%              -1.31%
Three Years                    5.83%               4.57%
Five Years                     7.03%               6.17%
Ten Years                      6.86%               6.46%

1 According to Morningstar Principia

--------------------------------------------------------------------------------
Quarterly Performance

First Quarter........................................-2.01%
Second Quarter........................................0.94%
Third Quarter.........................................0.37%
Fourth Quarter....................................... 1.08%


[GRAPH] The following information was presented as a graph:

GROWTH OF $10,000

              The U.S. Govt.        Morningstar Average
               Bond Fund           General Govt. Bond Fund
12/31/89        $10,000                 $10,000
12/31/90         10,835                  10,850
12/31/91         12,493                  12,367
12/31/92         12,900                  13,097
12/31/93         13,960                  14,119
12/31/94         13,821                  13,610
12/31/95         16,354                  15,663
12/31/96         16,379                  16,064
12/31/97         17,645                  17,340
12/31/98         19,343                  18,628
12/31/99         19,412                  18,380


[GRAPH] The following information was presented as a pie chart:

PORTFOLIO HOLDINGS as of December 31, 1999

Cash Equivalents  100%

Please see inside front cover for additional fund performance information.


The Flex-funds Annual Report * December 31, 1999                      Page 13

The Flex-funds 1999 Annual Report
THE MONEY MARKET FUND

     The Money Market Fund finished 1999 retaining its #1 ranking out of 83 general purpose money market funds for cumulative total return since inception (March 1985) according to Lipper.* The Fund also continues to rank among the top 10% of all general purpose money market funds for total return for every 12-month period since inception.

     1999 was a year of rising short-term interest rates, but like everything in the financial world it was not simple and obvious as it developed. 90-day commercial paper rates started the year at 4.75% and ended the year at 6.00%. Most of the increase came during the summer and early fall as the Federal Reserve increased rates, and corporate America pre-funded a large part of their borrowing needs months before the normal year-end rush. During this period, we shortened the average maturity of the portfolio to 27 days, in anticipation of higher rates. As higher rates became available in late summer and early fall, due to the early rush by companies to borrow, we invested in longer-maturing paper to "tack down" those higher rates. During this period, our average maturity once again reached over 80 days.

     In the last several months, we let our average maturity settle to the 60-day range as we waited for the year-end to pass. Interest rates normally tick up at the end of the year, but this year they were abnormally depressed because many investors had extra cash on hand as a precaution against potential Y2K calamities. Short-term interest rates on overnight investments had reached as low as 3.25% on December 30.

     The market's ability to forecast the need for interest rate adjustments, and the Federal Reserve's de facto policy of "hinting" at the direction interest rates may take in the future, have made today's interest rate environment less volatile and less subject to surprise. We also believe these two factors have helped to sustain the steady growth of the U.S. economy in recent years. We continue to structure the portfolio with high quality, first-tier securities, and strive to provide competitive yields for investors.

* The Money Market Fund ranked among general purpose money market funds for the time periods as follows: 1 year - #27 out of 339; 5 years - #13 out of 220; 10 years - #5 out of 132. The Investment Advisor waived a portion of its management fees and/or reimbursed expenses in order to reduce the operating expenses of the Fund for each period shown above. Without such waivers, the Fund's rankings may have been lower.


The Flex-funds Annual Report * December 31, 1999                      Page 14

1999 Performance
Annual Total Returns as of 12/31/99

                           The Money       Average Money
                          Market Fund      Market Fund1

One Year                     4.96%             4.49%
Three Years                  5.22%             4.78%
Five Years                   5.36%             4.95%
Ten Years                    5.18%             4.79%

1 According to Lipper Inc.

--------------------------------------------------------------------------------
Quarterly Performance

First Quarter.........................................1.17%
Second Quarter........................................1.14%
Third Quarter.........................................1.22%
Fourth Quarter....................................... 1.34%

Current & Effective Yields
as of 12/31/99

7-day Simple Yield....................................5.49%
7-day Compound Yield..................................5.63%

An investment in The Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Yield rates more closely reflect the current earnings of The Money Market Fund than do total return quotations.


[GRAPH] The following information was presented as a pie chart:

PORTFOLIO HOLDINGS as of DECEMBER 31, 1999

1) Commercial Paper           56.30%
2) Variable Rate Notes        15.61%
3) Repurchase Agreements      15.28%
4) Corporate Notes             9.26%
5) U.S. Govt. Agency Notes     3.19%


Please see inside front cover for additional fund performance information.


The Flex-funds Annual Report * December 31, 1999                      Page 15

THE FLEX-FUNDS ANNUAL REPORT * DECEMBER 31, 1999

PORTFOLIO HOLDINGS & FINANCIAL STATEMENTS


The Flex-funds Annual Report * December 31, 1999                      Page 16

                             MUTUAL FUND PORTFOLIO
                Portfolio of Investments as of December 31, 1999

                                                           SHARES OR
   INDUSTRIES/CLASSIFICATIONS                             FACE AMOUNT          VALUE
   --------------------------                             -----------          -----

   MUTUAL FUNDS - 52.1%
       Federated S&P 500 Maxcap Fund                            584,857  $     17,528,154
      Invesco Strategic Financial Services Fund                582,951        15,518,157
      Janus Mercury Fund                                     1,365,662        59,829,654
      Mutual Shares Fund                                           387             7,901

      TOTAL MUTUAL FUNDS
      (Cost $75,578,885 )                                                     92,883,866

   MONEY MARKET MUTUAL FUNDS - 42.9%
       Charles Schwab Money Market Fund                         923,528           923,528
      Fidelity Cash Reserve Money Market Fund               35,695,344        35,695,344
      Fidelity Core Money Market Fund                       40,000,000        40,000,000

      TOTAL MONEY MARKET MUTUAL FUNDS
      (Cost $76,618,872 )                                                     76,618,872

   U.S.TREASURY BILLS - 0.0%
    *  4.30%, due 01/06/00                                       30,100            30,083

      TOTAL U.S. TREASURY BILLS
      (Cost $30,083 )                                                              30,083


   REPURCHASE AGREEMENT - 5.0%
          Bank of America Securities LLC, 4.60%, 01/03/00,
           (Collateralized by $9,262,172 various commercial
           papers, 5.50%, 03/14/00 - 03/24/00,
           market value - $9,155,608)                        8,976,000         8,976,000


      TOTAL REPURCHASE AGREEMENT
      (Cost $8,976,000 )                                                       8,976,000

   TOTAL INVESTMENTS - 100.0%
   (Cost $161,203,840)                                                      $178,508,821


   TRUSTEE DEFERRED COMPENSATION**

         Flex-funds Highlands Growth Fund                        1,305            29,087
         Flex-funds Muirfield Fund                               2,048            12,962
         Flex-funds Total Return Utilities Fund                    421             8,516
         Flex-Partners International Equity Fund                   959            16,451

      TOTAL TRUSTEE DEFERRED COMPENSATION
      (Cost    $62,776 )                                                         $67,016

     *    Pledged as collateral on Letter of Credit.

     ** Assets of affiliates to the Mutual Fund Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.


The Flex-funds Annual Report * December 31, 1999                      Page 17

                            UTILITIES STOCK PORTFOLIO
                Portfolio of Investments as of December 31, 1999


   INDUSTRIES/CLASSIFICATIONS                             SHARES OR FACE AMOUNT        VALUE
   --------------------------                             ---------------------        -----

   COMMON STOCKS - 100.0%

       ELECTRIC/GAS UTILITY - 7.2%
            AGL Resources, Inc.                                         21,955  $       373,235
            MDU Resources Group, Inc.                                   14,220          284,400
            NiSource Inc.                                               16,355          292,346
            UtiliCorp United, Inc.                                      19,998          388,701
                                                                                      1,338,682

       ELECTRIC UTILITY - 11.9%
            Cinergy Corp.                                               11,420          273,366
            Keyspan Corp.                                               25,190          584,093
            LG&E Energy Corp.                                           27,864          485,879
            Scottish Power PLC - ADR                                    10,469          293,121
            TECO Energy, Inc.                                           31,115          577,572
                                                                                      2,214,031

       NATURAL GAS (DISTRIBUTOR) - 18.3%
            Columbia Energy Group                                        8,905          563,241
            Eastern Enterprises                                          7,975          458,064
            MCN Energy Group Inc.                                        40655          965,556
            Nicor Inc.                                                   4,975          161,687
            WICOR, Inc.                                                  14075          410,814
            Williams Cos., Inc.                                          27550          841,997
                                                                                      3,401,359

       OIL/GAS (DOMESTIC) - 20.2%
            Enron Corp.                                                 10,445          463,497
            El Paso Natural Gas Co.                                     28,420        1,103,051
            Kinder Morgan Energy Partners, L.P. #                       19,724          817,313
            Kinder Morgan Inc.                                          25,680          518,415
            Peoples Energy Corp.                                        10,585          354,598
            Questar Corp.                                               33,345          500,175
                                                                                      3,757,049

       TELECOMMUNICATION EQUIPMENT - 0.9%
            P-Com, Inc. #                                               20,000          176,875
                                                                                        176,875

       TELECOMMUNICATION SERVICES - 34.2%
            Alltel Corp.                                                 7,420          613,541
            AT&T Corp.                                                  10,635          535,073
            BCE, Inc.                                                    9,395          847,312
            CenturyTel, Inc.                                            17,035          807,033
            Global Crossings Ltd. #                                     21,585        1,079,237
            GTE Corp.                                                    9,585          676,342
            MCI Worldcom Inc. #                                         10,613          563,126
            SBC Communications, Inc.                                     9,650          470,438
            U.S. West Communications Group                              10,950          788,400
                                                                                      6,380,502

       WATER UTILITY - 7.3%
            American Water Works Co., Inc.                              33,600          714,000
            Azurix Corp. #                                              73,000          652,437
                                                                                      1,366,437

       TOTAL COMMON STOCKS
       (Cost  $16,563,595 )                                                          18,634,935


The Flex-funds Annual Report * December 31, 1999                      Page 18



   INDUSTRIES/CLASSIFICATIONS                             SHARES OR FACE AMOUNT        VALUE
   --------------------------                             ---------------------        -----
   U.S. TREASURY BILLS - 0.0%

    *  4.30%, due 01/06/00                                               1,000            1,000

       TOTAL U.S. TREASURY BILLS
       (Cost  $1,000 )                                                                    1,000

   TOTAL INVESTMENTS - 100.0%
   (Cost  $16,564,595 )                                                             $18,635,935


   TRUSTEE DEFERRED COMPENSATION**
            Flex-funds Highlands Growth Fund                               234            5,206
            Flex-funds Muirfield Fund                                      349            2,210
            Flex-funds Total Return Utilities Fund                          66            1,333
            Flex-Partners International Equity Fund                        183            3,133

       TOTAL TRUSTEE DEFERRED COMPENSATION
       (Cost  $11,090 )                                                                 $11,882

     ADR:American Depositary Receipts

     L.P.Limited Partnership

     #    Represents non-income producing securities.

     *    Pledged as collateral on Letter of Credit.

     ** Assets of affiliates to the Utility Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustees Deferred Compensation Plan.

     See accompanying notes to financial statements.


The Flex-funds Annual Report * December 31, 1999                      Page 19

                             GROWTH STOCK PORTFOLIO
                Portfolio of Investments as of December 31, 1999

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

COMMON STOCKS - 92.9%

   AEROSPACE/DEFENSE - 0.7%
   Boeing Co.                                       3,900  $       161,606
   General Dynamics Corp.                             600           31,650
   Lockheed Martin Corp.                            1,870           40,906
   Northrup Grumman Corp.                             200           10,813
   Raytheon Co. - Class B                           1,000           26,563
   Textron, Inc.                                      740           56,749
   United Technologies Corp.                        2,000          130,000
                                                                   458,287

   AIR TRANSPORTATION - 0.3%
   AMR Corp. #                                        725           48,575
   Delta Air Lines, Inc.                              685           34,122
   Frontier Airlines #                              1,990           22,636
   Southwest Airlines                               2,437           39,297
   USAir Group #                                    1,000           32,063
                                                                   176,693

   ALUMINUM - 0.3%
   Aluminum Company of America                      2,460          204,180

   AUTO & TRUCK - 1.2%
   Ford Motor Co.                                   4,900          261,231
   General Motors Corp.                             5,000          363,438
   Genuine Parts Co.                                5,400          133,988
   TRW, Inc.                                          620           32,201
                                                                   790,858

   BANKING - 1.1%
   Washington Mutual Savings Bank                   2,303           59,590
   Wells Fargo Co.                                 15,900          642,956
                                                                   702,546

   BEVERAGE -- ALCOHOLIC - 0.3%
   Anheuser-Busch Cos., Inc.                        2,900          205,538


   BEVERAGE -- SOFT DRINK - 1.2%
   Coca-Cola Co.                                    9,000          524,250
   Pepsico, Inc.                                    7,600          267,900
                                                                   792,150

   BROADCASTING - 0.3%
   SFX Entertainment Inc. #                         3,900          141,131
   World Wrestling Federation Entertainment Co. #   1,000           17,250
                                                                   158,381

   BUILDING MATERIALS - 0.1%
   Masco Corp.                                      1,860           47,198
   Vulcan Materials Co.                               590           23,563
                                                                    70,761

   CAPITAL GOODS - 0.1%
   Eaton Corp.                                        367           26,653
   Ingersoll-Rand                                     839           46,197
                                                                    72,850


The Flex-funds Annual Report * December 31, 1999                      Page 20

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

  CHEMICAL -- DIVERSIFIED - 1.0%
   Air Products & Chemicals, Inc.                     570           19,131
   Dow Chemical Co.                                 1,210          161,686
   E.I. du Pont de Nemours & Co.                    3,650          240,444
   Imperial Chemical Industries                       680           28,943
   Monsanto Corp.                                   2,900          103,313
   Praxair, Inc.                                      840           42,263
   Rohm & Haas Co.                                  1,185           48,215
                                                                   643,995

   CHEMICAL -- SPECIALTY - 0.1%
   Eastman Chemical Co.                               500           23,844
   MacDermid Inc.                                     800           32,850
   Sigma Aldrich                                      610           18,338
                                                                    75,032

   COMMERCIAL SERVICES - 0.3%
   Cendant Corp. #                                  4,600          122,188
   Dun & Bradstreet                                 1,470           43,365
                                                                   165,553

   COMPUTERS & PERIPHERALS - 4.8%
   Apple Computer #                                   720           74,025
   Compaq Computer Corp.                            6,710          182,428
   Dell Computer Corp. #                           10,210          520,710
   EMC Corp./Mass #                                 5,460          596,505
   Gateway 2000, Inc. #                             1,500          108,094
   IBM Corp.                                        7,830          845,640
   Micron Technology, Inc. #                          820           63,755
   QRS Corporation Delaware #                         320           33,380
   Sanmina Corp #                                     850           84,894
   Seagate Technology Inc. #                          950           44,234
   Sun Microsystems #                               7,460          577,684
                                                                 3,131,349

   COMPUTER SOFTWARE & SERVICES - 8.0%
   America Online, Inc. #                          10,710          806,597
   BMC Software, Inc. #                             1,460          116,709
   Ceridian Co. #                                     840           18,113
   Computer Associates International Inc.           2,380          166,451
   Computer Sciences Corp. #                          790           74,754
   Compuware Corp. #                                  820           30,545
   Electronic Data System Corp.                     2,450          163,997
   Microsoft Corp. #                               25,100        2,930,425
   Novell, Inc. #                                   1,490           59,507
   Oracle Corp. #                                   7,400          829,263
   Unisys Corp. #                                   1,270           40,561
                                                                 5,236,922


   CONSUMER NON-DURABLE - 2.3%
   Corning Inc.                                     1,240          159,883
   Fortune Brands, Inc.                             7,800          257,888
   Gillette Co.                                     5,800          238,888
   Haggar Corp.                                    11,500          130,813
   Procter & Gamble Co.                             6,500          712,156
                                                                 1,499,628


   COSMETICS - 0.5%
   Avon Products Inc.                               3,300          108,900
   Kimberly Clark                                   3,300          215,325
                                                                   324,225

Growth Stock Portfolio, continued on next page

The Flex-funds Annual Report * December 31, 1999                      Page 21

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

Growth Stock Portfolio, continued

   DATA PROCESSING - 0.5%
   Automatic Data Processing, Inc.                  3,300          177,788
   First Data Corp.                                 2,170          107,008
   Fiserv, Inc. #                                     910           34,864
                                                                   319,660

   DIVERSIFIED - 1.2%
   Honeywell International Inc.                     3,402          196,253
   Minnesota Mining & Manufacturing Co.             1,570          153,664
   Norfolk Southern Corp.                           1,830           37,515
   PPG Industries, Inc.                               830           51,927
   Tyco International                               7,860          306,540
                                                                   745,899

   DRUG - 5.5%
   Abbott Labs                                      6,830          248,014
   Bristol Myers Squibb                            10,870          697,718
   Eli Lilly & Co.                                  4,550          302,575
   Merck & Co., Inc.                               10,830          726,287
   Pfizer, Inc.                                    20,210          655,562
   Pharmacia & Upjohn                               1,470           66,150
   Schering Plough Corp.                            9,550          404,681
   Warner Lambert Co.                               4,800          393,300
                                                                 3,494,287

   DRUGSTORE - 0.2%
   Rite Aid Corp.                                  11,400          127,538

   ELECTRIC -- INTEGRATED - 0.2%
   Edison International                             1,800           47,138
   FPL Group, Inc.                                    960           41,100
   Teco Energy Inc.                                 2,930           54,388
                                                                    142,626

   ELECTRIC UTILITY - 0.5%
   AES Corp. #                                      2,460          183,885
   Duke Power Co.                                   2,940          147,368
                                                                   331,253

   ELECTRICAL EQUIPMENT - 4.3%
   General Electric Corp.                          17,552        2,712,858


   ELECTRONIC COMPONENT SEMICONDUCTORS - 4.6%
   Advanced Micro Devices Inc. #                    1,520           43,985
   Applied Materials, Inc. #                        1,880          238,173
   Caliper Technology  #                              580           38,715
   Epcos AG - Sponsored ADR #                       1,650          122,925
   Intel                                           14,750        1,214,109
   KLA -Tencor Corp. #                                600           66,825
   LSI Logic Corp. #                                  810           54,675
   Maxim Integrated Products Inc. #                 1,100           51,906
   Motorola, Inc.                                   3,600          530,100
   STMicroelectronics NV                              860          130,236
   Texas Instruments Inc.                           3,620          349,783
   Xilinx Inc. #                                    2,360          107,306
                                                                 2,948,738


The Flex-funds Annual Report * December 31, 1999                      Page 22

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

   ELECTRONIC COMPONENTS - 0.3%
   Emerson Electric                                 3,674          210,796

   ELECTRONICS - 0.1%
   Rockwell International Corp.                       840           40,215
   Scientific Atlanta                                 680           37,995
                                                                    78,210
   FINANCE - 6.3%
   Bank One Corp.                                   4,326          138,432
   BankAmerica Corp.                               10,214          512,615
   Chase Manhattan Corp.                            3,900          302,981
   Equifax, Inc.                                      710           16,729
   Fannie Mae                                       6,600          412,088
   First Union Corp.                                4,968          163,634
   FleetBoston Financial Corp.                      7,008          243,966
   Freddie Mac                                      9,300          437,681
   Lehman Brothers Holdings, Inc.                   1,500          127,031
   Mellon Bank Corp.                                7,200          245,250
   Merrill Lynch & Co.                                800           66,650
   Metris Cos., Inc.                               10,000          356,875
   Morgan Stanley Dean Witter & Co.                 1,800          256,950
   PNC Bank Corp.                                   3,100          137,950
   Providian Financial Corp.                        5,650          514,503
   Ryder Systems, Inc.                                310            7,576
   SLM Holding Corp.                                4,000          169,000
                                                                 4,109,911

   FINANCIAL SERVICES - 3.6%
   American Express Co.                             1,700          282,625
   Associates First Capital                        10,400          285,350
   Avery Dennison Corp.                               920           67,045
   Capital One Financial Corp.                     20,600          992,663
   Citigroup Inc.                                  11,995          667,972
   Concord EFS Inc. #                                 690           17,768
   H&R Block, Inc.                                  1,370           59,938
                                                                 2,373,361

   FOOD -- DIVERSIFIED - 1.3%
   General Mills                                    4,800          171,600
   Hershey Food Corp.                               2,700          128,081
   Safeway Inc. #                                   3,300          117,975
   Sara Lee Corp.                                  10,200          225,038
   Sysco Corp.                                      5,700          225,506
                                                                   868,200

   FOREST PRODUCTS - 0.2%
   Georgia Pacific Corp.                              860           43,645
   Weyerhauser Co.                                  1,120           80,430
   Willamette Industries, Inc.                        640           29,720
                                                                   153,795

   GOLD/SILVER MINING - 0.1%
   Barrick Gold Corp.                               2,090           36,967

   HEALTH - 1.3%
   American Home Products                           5,820          228,435
   Johnson & Johnson                                6,910          644,358
                                                                   872,793

Growth Stock Portfolio, continued on next page

The Flex-funds Annual Report * December 31, 1999                      Page 23

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

Growth Stock Portfolio, continued

   INSTRUMENTS -- CONTROLS - 0.0%
   Johnson Controls Inc.                              432           24,570
                                                                    24,570

   INSTRUMENTS -- SCIENTIFIC - 0.1%
   PE Biosystems Group                                380           45,719


   INTERNET SERVICE - 0.5%
   Yahoo, Inc. #                                      740          320,189

   INSURANCE -- MULTILINE - 2.2%
   Allstate                                         6,700          160,800
   American International Group                    10,543        1,139,962
   PMI Group                                        3,300          161,081
                                                                 1,461,843

   MACHINERY - 0.3%
   Caterpillar, Inc.                                1,813           85,324
   Deere & Co.                                      1,197           51,920
   Dover Corp.                                      1,071           48,597
                                                                   185,841

   MANUFACTURING - 0.1%
   Mueller Industries, Inc. #                       1,150           41,688
   Owens Illinois #                                   780           19,549
                                                                    61,237

   MARKETING SERVICES - 0.2%
   Omnicom Group, Inc.                              1,205          120,500

   MATERIALS & SERVICES - 0.4%
   Champion International Corp.                       425           26,323
   Dana Corp.                                         970           29,039
   Ecolab, Inc.                                     1,970           77,076
   Illinois Tool Works, Inc.                        1,730          116,883
   Sherwin-Williams Co.                             1,070           22,470
                                                                   271,791

   MEDICAL PRODUCTS - 1.3%
   Amgen, Inc. #                                    4,600          276,288
   Biogen Inc.#                                       400           33,800
   Guidant Corp. #                                    810           38,070
   Human Genome #                                     890          135,836
   IDEC Pharmaceuticals Corp. #                       980           96,285
   MedImmune, Inc. #                                1,260          209,003
   Millennium Pharmaceutical #                        400           48,800
                                                                   838,082

   MEDICAL HMO - 0.0%
   Wellpoint Health Networks #                        390           25,716

   MEDICAL SERVICES - 0.4%
   Columbia/HCA Healthcare Corp.                    2,410           70,643
   Health Management #                              5,120           68,480
   IMS Health, Inc.                                 1,080           29,363
   Shared Medical Systems                             310           15,791
   Tenet Healthcare Corp. #                         2,230           52,405
                                                                   236,682

   MEDICAL SUPPLIES - 0.5%
   Boston Scientific Co. #                          1,200           26,250
   Cardinal Health Inc                              1,220           58,408


The Flex-funds Annual Report * December 31, 1999                      Page 24

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

   Medtronic, Inc.                                  6,970          253,969
                                                                   338,627

   MULTIMEDIA - 1.0%
   Time Warner Inc.                                 6,300          456,356
   Viacom Inc Class B  #                            3,000          181,313
                                                                   637,669

   NATURAL GAS DISTRIBUTOR - 0.3%
   MCN Corp.                                        4,770          113,288
   Williams Cos., Inc.                              2,600           79,463
                                                                   192,751

   NETWORKING PRODUCTS - 2.9%
   3COM Corp. #                                       980           46,060
   Cisco Systems, Inc. #                           16,860        1,806,128
   Network Appliance #                                840           69,773
                                                                 1,921,961
   OFFICE AUTOMATION & EQUIPMENT - 1.2%
   Hewlett Packard                                  5,620          639,275
   Pitney Bowes, Inc.                               1,325           64,014
   Xerox Corp.                                      2,180           49,595
                                                                   752,884

   OIL/GAS -- DOMESTIC - 0.8%
   Atlantic Richfield                               1,700          147,050
   Baker Hughes                                     1,540           32,436
   Burlington Resources                             1,000           33,063
   Devon Energy                                     1,200           39,450
   Enron Corp.                                      3,000          133,125
   Noble Affiliates Inc.                            2,100           45,019
   Noble Drilling Co. #                             1,300           42,575
   USX Marathon Group                               2,800           69,125
                                                                   541,843


   OIL/GAS -- INTERNATIONAL - 2.7%
   Chevron Corp.                                    3,200          277,200
   Exxon Corp.                                     18,362        1,479,289
   Transocean Sedco                                   621           20,913
                                                                 1,777,402

   OILFIELD SERVICES/EQUIPMENT - 0.6%
   Coastal Corp.                                    1,900           67,331
   Kerr-McGee Corp.                                 1,000           62,000
   Schlumberger Ltd.                                3,200          179,600
   Smith International Inc.  #                      1,500           74,531
                                                                   383,462

   OIL & NATURAL GAS - 0.1%
   Apache Corp.                                     1,200           44,325
   Amerada Hess                                       500           28,375
   Ocean Energy, Inc. #                            10,160           78,740
                                                                   151,440

   PAPER & FOREST PRODUCTS - 0.2%
   International Paper                              2,185          123,316
   Mead Corp.                                         840           36,488
                                                                   159,804

Growth Stock Portfolio, continued on next page

The Flex-funds Annual Report * December 31, 1999                      Page 25

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

Growth Stock Portfolio, continued

   PETROLEUM -- INTEGRATED - 1.4%
   Conoco, Inc. - Class B                           4,500          111,938
   Occidental Petroleum Corp.                       3,600           77,850
   Royal Dutch Petroleum                            9,700          587,456
   Texaco                                           3,100          168,369
                                                                   945,613

   PUBLISHING - 0.4%
   The Reader's Digest Association, Inc.            9,500          277,875


   RAILROAD TRANSPORTATION - 0.2%
   Burlington Northern Santa Fe                     2,005           48,621
   Kansas City Southern Industries, Inc.              540           40,298
   Union Pacific Corp.                                765           33,421
                                                                   122,340

   RENTAL -- AUTO/EQUIPMENT - 0.4%
   The Hertz Corp.                                  5,600          280,700
                                                                   280,700

   RESTAURANT - 0.7%
   McDonalds Corp.                                  6,500          262,031
   Wendy's International, Inc.                     10,400          216,450
                                                                   478,481

   RETAIL GROCERY - 0.2%
   Albertson's, Inc.                                3,700          119,325

   RETAIL STORE - 2.2%
   Action Performance #                            23,400          269,100
   Amazon.Com #                                       500           38,063
   Kmart #                                         40,000          402,500
   PETsMART, Inc. #                                30,000          172,500
   WalMart Stores, Inc.                             8,000          553,000
                                                                 1,435,163

   RUBBER/PLASTICS - 0.5%
   Newell Rubbermaid Co.                           10,700          310,300


   S&L / THRIFTS -- SOUTHERN U.S. - 0.1%
   Greater Atlantic Financial Corp. #              10,000           44,375


   SERVICES  - 0.1%
   Paychex Inc.                                     1,675           67,000


   STEEL - 0.0%
   Nucor Corp.                                        410           22,473

   TELECOMMUNICATION EQUIPMENT - 3.6%
   General Instrument Corp. #                         890           75,650
   JDS Uniphase Corp. #                             1,960          316,173
   Loral Space & Communications Ltd. #             10,110          245,799
   Metromedia Fiber Network Inc. - Class A #        3,880          185,998
   Nokia Corp. - ADR - Class A                        150           28,659
   Nortel Networks                                  6,300          636,300
   P-Com, Inc. #                                    8,760           77,471
   QUALCOMM, Inc. #                                 3,280          577,690
   Sprint Corp. PCS Group #                         2,285          234,213
                                                                 2,377,953

   TELECOMMUNICATION SERVICES - 11.6%
   AT&T Corp.                                      17,095          860,092
   Bell Atlantic Corp.                              8,590          528,822
   BellSouth Corp.                                 10,980          514,001


The Flex-funds Annual Report * December 31, 1999                      Page 26

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

   CenturyTel, Inc.                                 1,730           81,959
   Global Crossing LTD #                           24,429        1,221,450
   GTE Corp.                                        5,320          375,393
   Lucent Technologies Inc.                        14,700        1,102,500
   MCI Worldcom, Inc. #                            19,167        1,017,049
   Nextel Communications #                          2,630          271,219
   Qwest Communications #                           4,090          175,870
   SBC Communications                              17,674          861,608
   Sprint Corp. FON Group                           2,370          159,531
   Teleglobe Inc.                                   5,720          129,773
   Tellabs, Inc. #                                  1,590          102,058
   U.S. West, Inc.                                  2,665          191,880
                                                                 7,593,205

   TOBACCO - 0.7%
   Gallaher Group, PLC - ADR                       11,400          175,275
   Philip Morris Cos.                              12,500          287,500
                                                                   462,775

   TOYS - 1.9%
   Hasbro Bradley Inc.                              9,450          179,550
   JAKKS Pacific Co. #                              7,600          142,025
   Toys "R" Us Inc. #                              64,000          916,000
                                                                 1,237,575

   TRANSPORTATION - 0.1%
   FDX Corp. #                                      1,000           40,938

   TRUCKING/TRANSPORTATION LEASING - 0.0%
   CSX, Corp.                                       1,017           31,908

   WATER UTILITY  - 0.2%
   Azurix Corp. #                                  16,095          143,849

 TOTAL COMMON STOCKS
 (Cost $43,996,840 )                                            60,677,701

U.S. TREASURY OBLIGATIONS - 0.9%

       U.S. Treasury Bills
       ** 4.30%  01/06/00                           6,000            5,997
       *  5.04%  03/09/00                         600,000          594,112

        TOTAL U.S. TREASURY OBLIGATIONS
        (Cost  $600,285 )                                          600,109

REPURCHASE AGREEMENT - 6.2%

          Bank of America Securities LLC, 4.60%,
          01/03/00, (Collateralized by $4,165,707
          various commercial papers, 5.50%,
          03/14/00 - 03/24                      4,037,000        4,037,000

       TOTAL REPURCHASE AGREEMENT
       (Cost  $4,037,000 )                                       4,037,000

TOTAL INVESTMENTS - 100.0%
(Cost $48,634,125 )                                            $65,314,810

Growth Stock Portfolio, continued on next page

The Flex-funds Annual Report * December 31, 1999                      Page 27

                                                     CONTRACTS       VALUE
                                                     ---------       -----

FUTURES CONTRACTS

       Long, S&P 500 Futures, face amount                10        3,710,500
          $3,610,500 expiring March 2000

                                                                  $3,710,500


TRUSTEE DEFERRED COMPENSATION***

          Flex-funds Highlands Growth Fund              483           10,771
          Flex-funds Muirfield Fund                     775            4,908
          Flex-funds Total Return Utilities Fund        171            3,462
          Flex-Partners International Equity Fund       377            6,458

          TOTAL TRUSTEE DEFERRED COMPENSATION
          (Cost  $24,138 )                                           $25,599

     ADR: American Depositary Receipt

     #    Represents non-income producing securities.

     *    Pledged as collateral on futures contracts.

     **   Pledged as collateral on Letter of Credit.

     *** Assets of affiliates to the Growth Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.


See accompanying notes to financial statements.


The Flex-funds Annual Report * December 31, 1999                      Page 28

                                 BOND PORTFOLIO
                Portfolio of Investments as of December 31, 1999

                                               SHARES OR FACE
   INDUSTRIES/CLASSIFICATIONS                      AMOUNT            VALUE
   --------------------------                      ------            -----


   U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS - 41.8%

      Federal Farm Credit Bureau
         5.56%, 01/18/00                          3,400,000  $     3,399,507

      Federal National Mortgage Assoc.
         5.69%, 08/11/00                          1,740,000        1,733,572

   *  U.S. Treasury Bill
         4.30%, 01/06/00                              4,800            4,797

      TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
      (Cost  $5,145,612 )                                          5,137,876


   VARIABLE RATE NOTES  - 40.7%

      Student Loan Marketing Assoc.
         6.11%, 01/12/00                          5,000,000        5,000,314

      TOTAL VARIABLE RATE NOTE
      (Cost  5,000,314 )                                           5,000,314


   REPURCHASE AGREEMENT - 17.5%
          Bank of America Securities LLC,
          4.60%, 01/03/00, (Collateralized by
          $2,218,546 various commercial papers,
          5.50%, 03/14/00 - 03/24/00, market
          value - $2,193,021)                     2,150,000        2,150,000



      TOTAL REPURCHASE AGREEMENT
      (Cost  $2,150,000 )                                          2,150,000


   TOTAL INVESTMENTS - 100.0%
   (Cost $12,295,926 )                                            12,288,190

   TRUSTEE DEFERRED COMPENSATION**
         Flex-funds Highlands Growth Fund               232            5,178
         Flex-funds Muirfield Fund                      348            2,203
         Flex-funds Total Return Utilities Fund          66            1,331
         Flex-Partners International Equity Fund        185            3,166

      TOTAL TRUSTEE DEFERRED COMPENSATION
      (Cost   $11,060 )                                              $11,878

     *    Pledged as collateral on Letter of Credit.

     ** Assets of affiliates to the Bond Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.


The Flex-funds Annual Report * December 31, 1999                      Page 29

                              MONEY MARKET PORTFOLIO
                 Portfolio of Investments as of December 31, 1999


                                                           COUPON/YIELD MATURITY  FACE AMOUNT      AMORTIZED COST
                                                           ---------------------  -----------      --------------
 COMMERCIAL PAPER - 56.3%

        Allied Signal, Inc.                                    5.69%    02/02/00  $50,000,000       $  49,747,111
        Archer Daniels Midland                                 5.62%    03/15/00   50,000,000          49,422,389
        Bank of America                                        4.25%    01/03/00   20,000,000          19,995,278
        CSW Credit, Inc.                                       5.70%    02/29/00   50,000,000          49,532,917
        DPL, Inc.***                                           5.95%    04/12/00   50,000,000          49,157,083
        Duff & Phelps Utility & Corp.***                       5.97%    05/04/00   11,750,000          11,508,381
        Duff & Phelps Utility & Corp.***                       5.80%    05/17/00    5,000,000           4,889,639
        Eastman Kodak Co.                                      5.75%    01/26/00   50,000,000          49,800,347
        Edison Asset Securities LLC***                         6.02%    02/16/00   30,000,000          29,769,233
        Equilon Enterprises LLC                                5.72%    02/23/00   10,000,000           9,915,789
        Equilon Enterprises LLC                                5.75%    02/16/00   20,000,000          19,853,055
        Ford Motor Credit Co.                                  5.65%    01/12/00   50,000,000          49,913,680
        FPL Group Capital, Inc.***                             5.70%    01/26/00   15,000,000          14,940,625
        General Dynamics Corp.***                              5.92%    03/31/00   25,000,000          24,630,000
        General Electric Capital Corp.                         5.71%    06/14/00   30,000,000          29,214,875
        General Motors Acceptance Corp.                        5.71%    04/28/00   31,575,000          30,984,039
        Johnson & Johnson                                      5.79%    07/05/00   25,000,000          24,252,125
        J.P. Morgan & Co., Inc.***                             5.86%    04/14/00   29,841,000          29,335,825
        Liberty Mutual Capital***                              5.80%    04/19/00   38,586,000          37,908,387
        Mobil ESOP Trust***                                    5.65%    02/29/00   25,000,000          24,768,507
        Southern California Edison Co.                         5.73%    02/11/00   10,000,000           9,934,742

        TOTAL COMMERCIAL PAPER
        (Cost$619,474,027 )                                                                           619,474,027

CORPORATE OBLIGATIONS - 25.2%

        Albertson's, Inc.***                                   6.37%    06/01/00    1,500,000           1,502,370
        American General Corp.***                              6.36%    06/30/00    2,000,000           2,003,987
        American General Corp.                                 6.37%    06/15/00      275,000             275,392
        Aquarium Holdings KY***                                6.50%*   01/06/00   15,108,000          15,108,000
        Associates Corp., N.A.                                 7.44%    03/28/00    2,000,000           2,006,791
        Associates Corp., N.A.***                              6.82%    05/22/00    1,500,000           1,504,306
        Austin Printing Co., Inc.***                           6.80%*   01/06/00    2,515,000           2,515,000
        Bank One Corp.***                                      5.88%    06/21/00   40,000,000          40,000,000
        Bath Technologies, Inc.***                             6.80%*   01/06/00    4,450,000           4,450,000
        Bath Technologies, Inc.***                             6.83%*   01/06/00    1,480,000           1,480,000
        Care Life Project***                                   6.80%    01/06/00    3,600,000           3,600,000
        Citigroup, Inc.***                                     6.73%    05/15/00    3,400,000           3,409,584
        Citigroup, Inc.***                                     6.62%    06/01/00      500,000             500,648
        Citigroup, Inc.***                                     6.98%    05/15/00      250,000             250,885
        Clark Grave Vault Co.***                               6.50%*   01/06/00    2,400,000           2,400,000
        Coughlin Family Properties, Inc.***                    6.50%*   01/06/00    3,660,000           3,660,000
        Damascus-Bishop Tire***                                6.80%*   01/06/00    3,500,000           3,500,000
        Danis Construction Co.***                              6.50%    01/06/00    5,000,000           5,000,000
        Doren, Inc.***                                         6.80%*   01/06/00      300,000             300,000
        E.I. du Pont de Nemours & Co.                          9.07%    04/15/00    1,000,000           1,008,335
        D.E.D.E. Realty***                                     6.50%*   01/06/00    3,670,000           3,670,000
        Espanola/Nambe***                                      6.80%*   01/06/00    1,905,000           1,905,000
        General Motors Acceptance Corp.                        9.51%    05/15/00   10,000,000          10,123,135
        General Motors Acceptance Corp.***                     6.88%    06/06/00      300,000             300,853
        General Motors Acceptance Corp.                        9.30%    04/01/00      370,000             372,814
        General Motors Acceptance Corp.***                     6.63%    05/24/00    2,000,000           2,005,308
        Goldman Sachs Group LP***                              5.29%    02/25/00    1,875,000           1,873,085
        Gordon Flesch Co. Project***                           6.80%*   01/06/00    1,000,000           1,000,000
        GTE Corp.                                              6.15%*   03/10/00   40,000,000          39,970,565
        Hancor, Inc.***                                        6.80%*   01/06/00      500,000             500,000
        IBM Corp.***                                           6.05%    08/07/00    3,000,000           2,996,121
        IBM Corp.***                                           8.94%    03/27/00      250,000             251,655
        IBM Corp.                                              6.37%    06/15/00    1,000,000           1,001,094
        Isaac Tire, Inc.***                                    6.50%*   01/06/00      980,000             980,000
        Jackson Tube Service, Inc.***                          6.50%    01/06/00    4,800,000           4,800,000
        J.W. Harris Co., Inc.***                               6.50%*   01/06/00    2,100,000           2,100,000
        Luken-Woodlawn LLC***                                  6.50%    01/06/00    3,700,000           3,700,000
        Merrill Lynch & Co.***                                 6.34%    07/24/00      250,000             250,379
        MetLife Insurance Co.***                               6.28%    03/21/00   20,000,000          20,000,000
        Miami Valley Steel***                                  6.80%*   01/06/00    2,050,000           2,050,000
        Morgan Stanley Dean Witter & Co.***                    5.88%    04/24/00    5,000,000           4,995,924
        Morgan Stanley Dean Witter & Co.***                    6.10%    02/11/00    9,000,000           8,999,158
        Mubea Inc.***                                          6.80%    01/06/00    3,125,000           3,125,000
        Mubea Inc.***                                          6.80%*   01/06/00    8,800,000           8,800,000
        Nations Bank Corp.                                     5.39%    04/15/00    4,000,000           3,992,447
        Norwest Financial, Inc.***                             7.11%    04/01/00      500,000             501,148
        Osco Industries, Inc.***                               6.80%*   01/06/00    2,400,000           2,400,000


The Flex-funds Annual Report * December 31, 1999                      Page 30



                                                           COUPON/YIELD MATURITY  FACE AMOUNT      AMORTIZED COST
                                                           ---------------------  -----------      --------------

        O.K.I. Supply Co.***                                   6.50%*   01/06/00    2,090,000           2,090,000
        Presrite Corp.***                                      6.80%*   01/06/00    1,530,000           1,530,000
        Pro Tire, Inc.***                                      6.50%*   01/06/00    1,175,000           1,175,000
        RSD Technology***                                      6.80%*   01/06/00    5,590,000           5,590,000
        R.I. Lampus Co.***                                     6.80%*   01/06/00    1,945,000           1,945,000
        SBC Communications, Inc.                               4.65%    05/01/00    7,730,000           7,692,448
        Seariver Maritime, Inc.                                5.80%*   02/01/00    6,000,000           6,000,000
        SGS Tool Company***                                    6.80%*   01/06/00    1,560,000           1,560,000
        Firstar Corp.***                                       6.74%*   05/01/00    4,000,000           4,007,790
        Surgery Financing Co.***                               6.80%*   01/06/00    3,360,000           3,360,000
        Surgery Financing Co.***                               6.80%*   01/06/00    3,000,000           3,000,000
        TCI Communications, Inc.                               7.37%    02/15/00    2,000,000           2,001,962
        Wachovia Bank, N.A.***                                 4.90%    01/10/00    2,000,000           1,999,660
        White Castle Project***                                6.80%*   01/06/00    8,500,000           8,500,000

        TOTAL CORPORATE OBLIGATIONS
        (Cost $277,590,844 )                                                                          277,590,844

U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.2%

        Federal Home Loan Bank                                 5.06%    06/09/00   25,000,000          25,000,000
        Student Loan Martketing Assoc.                         6.20%    03/09/00   10,000,000           9,999,801

        TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
        (Cost $34,999,801 )                                                                            34,999,801

U.S. TREASURY OBLIGATIONS - 0.0%

    **  U.S. Treasury Bill                                     4.30%    01/06/00       63,100              63,063

        TOTAL U.S. TREASURY OBLIGATIONS
        (Cost   $63,063 )                                                                                  63,063

REPURCHASE AGREEMENTS - 15.3%

        Banc of America Securities LLC, 4.60%,
          01/03/00, (Collateralized by $59,916,222
          various commercial papers, 5.50%,
          03/14/00 - 03/24/00, market
          value - $59,226,866)                                 4.60%    01/03/00   58,065,000          58,065,000

        Salomon Smith Barney, Inc., 4.56%,
          01/03/00, (Collateralized by $113,099,000
          various commercial papers, 5.50% - 6.52%,
          02/03/00 - 03/30/00, market value - $112,200,339)    4.56%    01/03/00  110,000,000         110,000,000

        TOTAL REPURCHASE AGREEMENTS
        (Cost $168,065,000 )                                                                          168,065,000

TOTAL INVESTMENTS - 100.0%
(Cost$1,100,192,735) (a)                                                                           $1,100,192,735

        TRUSTEE DEFERRED COMPENSATION*****                                             SHARES             VALUE
                  Flex-funds Highlands Growth Fund                                       616              13,345
                  Flex-funds Muirfield Fund                                            1,141               7,252
                  Flex-funds Total Return Utilities Fund                                 287               5,818
                  Flex-Partners International Equity Fund                                479               6,917

             TOTAL TRUSTEE DEFERRED COMPENSATION
             (Cost  $33,332 )                                                                            $33,332


     (a) Cost for federal income tax and financial reporting purposes are the same.

     ESOP: Employee Stock Option Plan

     LLC: Limited Liability Company

     * Variable rate security. Interest rate is as of December 31, 1999. Maturity date reflects the next rate change date.

     **   Pledged as collateral on Letter of Credit.

     *** Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees.

     **** Illiquid security. The sale or disposition of such security would not be possible in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Currently, only 1.8% of the Funds's total investments constitute an illiquid security.

     ***** Assets of affiliates to the Money Market Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.


See accompanying notes to financial statements.


The Flex-funds Annual Report * December 31, 1999                      Page 31

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999

                                                                                                    U.S.
                                                                 TOTAL RETURN     HIGHLANDS       GOVERNMENT        MONEY
                                                  MUIRFIELD       UTILITIES         GROWTH           BOND          MARKET
                                                     FUND            FUND            FUND            FUND           FUND

  Assets:
    Investment in corresponding portfolio        $155,813,166     $13,804,393     $52,869,820     $12,426,703   $231,998,650
      at value
    Receivable for capital stock issued             2,702,313         309,222         316,431             295            ---
    Receivable from investment adviser                    ---             ---             ---             ---         10,717
    Unamortized organization costs                        ---           2,272             ---             ---            ---
    Other assets                                       23,424          19,181          27,053           8,071         82,080

  Total Assets                                    158,538,903      14,135,068      53,213,304      12,435,069    232,091,447

  Liabilities:
    Payable for capital stock redeemed              2,512,153         220,013          57,438           1,000            ---
    Dividends payable                                   8,337           1,247             ---           2,601          4,953
    Accrued 12b-1 distribution fees                   167,384             ---          56,854           5,895         46,307
    Accrued transfer agent and administrative fees     17,676           1,445           6,574           1,175         12,968
    Other accrued liabilities                           6,286          19,027           5,518           2,235          3,986

  Total Liabilities                                 2,711,836         241,732         126,384          12,906         68,214


  Net Assets                                      155,827,067      13,893,336      53,086,920      12,422,163    232,023,233


  Net Assets:

    Capital                                       134,723,980      11,457,627      39,110,894      12,754,478    232,023,233
    Accumulated undistributed (distributions in
      excess of) net investment income              2,355,173             (15)          1,910           1,574            ---
    Accumulated undistributed net realized
      gain (loss) from investments                  2,345,762         784,036        (281,610)       (326,155)           ---
    Net unrealized appreciation (depreciation)     16,402,152       1,651,688      14,255,726          (7,734)           ---
      of investments

  Net Assets                                     $155,827,067     $13,893,336     $53,086,920     $12,422,163   $232,023,233

    Capital Stock Outstanding                      24,668,078         683,005       2,372,688         582,325    232,023,233
      (indefinite number of shares authorized,
      $0.10 par value)

    Net Asset Value, Offering and
      Redemption Price Per Share                        $6.32          $20.34          $22.37          $21.33          $1.00


  See accompanying notes to financial statements


The Flex-funds Annual Report * December 31, 1999                      Page 32

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                              U.S.
                                                             TOTAL RETURN    HIGHLANDS     GOVERNMENT        MONEY
                                               MUIRFIELD      UTILITIES        GROWTH         BOND          MARKET
                                                  FUND           FUND           FUND          FUND           FUND

  Net Investment Income from Corresponding
  Portfolio:
    Interest                                   $3,347,890         $23,391      $232,263       $604,256    $11,431,569
    Dividends                                     174,648         348,140       511,352            ---            ---
    Expenses net of waivers and/or             (1,192,313)       (152,356)     (556,885)       (64,352)      (395,142)
      reimbursements

  Total Net Investment Income from              2,330,225         219,175       186,730        539,904     11,036,427
     Corresponding Portfolio


  Fund Expenses:
    Administrative fee                             69,173           5,668        24,202          5,930        108,060
    Transfer agent fees                           138,346          11,335        48,404          7,306        128,480
    Audit fees                                      2,032           2,023         2,028          2,015          3,547
    Legal fees                                      1,949             916         3,339          1,009          1,422
    Printing                                       19,205           2,752        12,740          2,555         38,262
    Amortization of organizational costs              ---           5,022           ---            ---            ---
    Distribution plan                             215,037          28,338        75,394         23,721        172,895
    Postage                                        14,656           3,438        13,590          2,753         25,425
    Registration and filing fees                   18,412          12,572        18,548          7,978         39,235
    Insurance                                       1,042             120           365             90          1,762
    Other expenses                                  5,342           1,678         5,209            732          3,706
  Total Expenses                                  485,194          73,862       203,819         54,089        522,794
    Expenses reimbursed by investment adviser         ---         (22,160)          ---            ---        (40,270)

  Net Expenses                                    485,194          51,702       203,819         54,089        482,524

  NET INVESTMENT INCOME (LOSS)                  1,845,031         167,473       (17,089)       485,815     10,553,903


  NET REALIZED AND UNREALIZED GAIN (LOSS)
    FROM INVESTMENTS:

    Net realized (losses) from futures         (5,082,679)            ---       200,007            ---            ---
      contracts
    Net realized gains (losses) from           29,354,637       2,604,826     5,084,103       (476,420)           ---
      investments
    Net change in unrealized appreciation
      (depreciation) of investments            (5,000,347)       (862,933)    4,100,217         48,124            ---

  NET GAIN (LOSS) FROM INVESTMENTS             19,271,611       1,741,893     9,384,327       (428,296)           ---

  NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                 $21,116,642      $1,909,366    $9,367,238        $57,519    $10,553,903


  See accompanying notes to financial statements


The Flex-funds Annual Report * December 31, 1999                      Page 33

  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                               U.S.
                                                            TOTAL RETURN     HIGHLANDS       GOVERNMENT        MONEY
                                             MUIRFIELD       UTILITIES         GROWTH           BOND          MARKET
                                                FUND            FUND            FUND            FUND           FUND

  INCREASE (DECREASE) IN NET ASSETS:

  OPERATIONS:
    Net investment income (loss)              $1,845,031        $167,473        ($17,089)       $485,815    $10,553,903
    Net realized gain (loss) from
      investments and futures contracts       24,271,958       2,604,826       5,284,110        (476,420)           ---
    Net change in unrealized appreciation
      (depreciation) of investments           (5,000,347)       (862,933)      4,100,217          48,124            ---
   Net increase in net assets
    resulting from operations                 21,116,642       1,909,366       9,367,238          57,519     10,553,903

  DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
    Net investment income                     (1,844,594)       (167,473)            ---        (485,815)   (10,553,903)
    In excess of net investment income               ---             ---             ---             ---            ---
    Net realized gain from investments
      and futures contracts                  (26,315,111)     (1,461,849)     (6,597,219)            ---            ---
    Net decrease in net assets resulting
      from dividends and distributions       (28,159,705)     (1,629,322)     (6,597,219)       (485,815)   (10,553,903)

  CAPITAL TRANSACTIONS:
    Issued                                    51,902,553       7,241,515      91,122,133       2,790,040    621,768,406
    Reinvested                                28,024,910       1,551,863       6,553,604         458,067     10,405,355
    Redeemed                                 (42,604,626)     (5,634,736)    (91,266,580)     (1,691,655)  (554,405,825)
   Net increase in net assets resulting
    from capital share transactions           37,322,837       3,158,642       6,409,157       1,556,452     77,767,936

  TOTAL INCREASE IN NET ASSETS                30,279,774       3,438,686       9,179,176       1,128,156     77,767,936

  NET ASSETS - Beginning of period           125,547,293      10,454,650      43,907,744      11,294,007    154,255,297

  NET ASSETS - End of period                $155,827,067     $13,893,336     $53,086,920     $12,422,163   $232,023,233

  SHARE TRANSACTIONS:
    Issued                                     7,800,886         331,544       3,995,692         129,747    621,768,406
    Reinvested                                 4,779,728          76,776         304,498          21,351     10,405,355
    Redeemed                                  (6,156,981)       (275,164)     (3,995,764)        (78,890)  (554,405,825)
  Change in shares                             6,423,633         133,156         304,426          72,208     77,767,936

  See accompanying notes to financial statements


  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                       U.S.
                                                                  TOTAL RETURN      HIGHLANDS       GOVERNMENT        MONEY
                                                   MUIRFIELD       UTILITIES         GROWTH            BOND           MARKET
                                                     FUND             FUND            FUND             FUND            FUND

  INCREASE (DECREASE) IN NET ASSETS:

  OPERATIONS:
    Net investment income                           $1,435,207        $134,250         $129,094         $576,536    $8,867,836
    Net realized gain (loss) from investments
      and futures contracts                          7,320,005        (358,953)       4,292,178        1,102,589           ---
    Net change in unrealized appreciation
      (depreciation) of investments                 21,404,554         838,039        4,287,738         (591,216)          ---
  Net increase in net assets
    resulting from operations                       30,159,766         613,336        8,709,010        1,087,909     8,867,836

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                           (1,433,944)       (134,265)        (128,963)        (576,536)   (8,867,836)
    Net realized gain from investments
      and futures contracts                         (1,907,816)            ---       (3,152,482)         (37,210)          ---
    Net decrease in net assets resulting
      from dividends and distributions              (3,341,760)       (134,265)      (3,281,445)        (613,746)   (8,867,836)

  CAPITAL TRANSACTIONS:
    Issued                                          21,967,180       5,724,377       64,413,686        2,306,810   478,112,579
    Reinvested                                       3,296,460         131,606        3,254,744          576,374     8,641,621
    Redeemed                                       (57,316,946)     (4,285,392)     (62,940,124)      (9,036,259) (501,833,777)
  Net increase (decrease) in net assets resulting
    from capital share transactions                (32,053,306)      1,570,591        4,728,306       (6,153,075)  (15,079,577)

  TOTAL INCREASE (DECREASE) IN NET ASSETS           (5,235,300)      2,049,662       10,155,871       (5,678,912)  (15,079,577)

  NET ASSETS - Beginning of period                 130,782,593       8,404,988       33,751,873       16,972,919   169,334,874

  NET ASSETS - End of period                      $125,547,293     $10,454,650      $43,907,744      $11,294,007  $154,255,297

  SHARE TRANSACTIONS:
    Issued                                           3,737,873         309,337        3,158,058          106,049   478,112,579
    Reinvested                                         521,019           7,373          153,489           26,662     8,641,621
    Redeemed                                        (9,925,681)       (241,126)      (3,062,778)        (423,756) (501,833,777)

  Change in shares                                  (5,666,789)         75,584          248,769         (291,045)  (15,079,577)


  See accompanying notes to financial statements


The Flex-funds Annual Report * December 31, 1999                      Page 34

FINANCIAL HIGHLIGHTS
THE MUIRFIELD FUND
                                                                       Years Ended December 31,
                                              --------------------------------------------------------------
                                              1999        1998            1997         1996         1995

Net Asset Value, Beginning of Period          $6.88       $5.47           $5.47        $5.73        $5.34
   Income from Investment Operations
   Net Investment Income                       0.09        0.08            0.11         0.10         0.06
   Net Gains or Losses from Securities
      (both realized and unrealized)           0.89        1.51            0.91         0.25         1.31
   Total From Investment Operations            0.98        1.59            1.02         0.35         1.37

Less Distributions
   Dividends (from net investment income)     (0.09)      (0.08)          (0.11)       (0.10)       (0.06)
   Distributions (from capital gains)         (1.45)      (0.10)          (0.91)       (0.51)       (0.92)
   Total Distributions                        (1.54)      (0.18)          (1.02)       (0.61)       (0.98)

Net Asset Value, End of Period                $6.32       $6.88           $5.47        $5.47        $5.73

Total Return                                  16.43%      29.33%          18.59%        5.99%       25.82%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)         $155,827    $125,547        $130,783     $121,335     $111,751
   Ratio of Expenses to Average Net Assets     1.21%       1.24%           1.29%        1.19%        1.26%
   Ratio of Net Investment Income to
      Average Net Assets                       1.33%       1.23%           1.69%        1.54%        0.97%
   Portfolio Turnover Rate1                  787.66%     128.31%         395.42%      297.41%      186.13%

1 Turnover rate of corresponding portfolio

See accompanying notes to financial statements


The Flex-funds Annual Report * December 31, 1999                      Page 35

FINANCIAL HIGHLIGHTS
THE TOTAL RETURN UTILITIES FUND

                                                                         Years Ended December 31,                     Period
                                                   ---------------------------------------------------------       June 21, 1995*
                                                     1999              1998            1997           1996        to Dec. 31, 1995

Net Asset Value, Beginning of Period                $19.01            $17.72          $14.98         $14.14           $12.50

Income from Investment Operations
   Net Investment Income                              0.30              0.25            0.25           0.37             0.21
   Net Gains or Losses from Securities
      (both realized and unrealized)                  3.45              1.29            3.99           1.48             1.64
   Total From Investment Operations                   3.75              1.54            4.24           1.85             1.85

Less Distributions
   Dividends (from net investment income)            (0.30)            (0.25)          (0.25)         (0.37)           (0.21)
   Distributions (from capital gains)                (2.12)              ---           (1.25)         (0.64)              --
   Total Distributions                               (2.42)            (0.25)          (1.50)         (1.01)           (0.21)

Net Asset Value, End of Period                      $20.34            $19.01          $17.72         $14.98           $14.14

Total Return                                         20.01%            8.77%          28.68%         13.33%           15.00%(1)

Ratios/Supplemental Data
   Net Assets, End of Period ($000)                $13,893           $10,455          $8,405         $5,074           $2,881
   Ratio of Expenses to Average Net Assets            1.80%             1.80%           1.80%          1.25%            1.25%(2)
   Ratio of Net Investment Income to
      Average Net Assets                              1.48%             1.35%           1.57%          2.55%            3.18%(2)
   Ratio of Expenses to Average Net Assets,
      before waiver of fees(3)                        1.99%             2.11%           2.51%          2.95%            4.35%(2)
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees(3)            1.29%             1.04%           0.86%          0.85%            0.08%(2)
   Portfolio Turnover Rate(4)                        69.20%            51.36%          41.22%         50.79%            5.06%

(1) Not Annualized.
(2) Annualized.
(3) Annualized ratio includes directed brokerage payments in corresponding portfolio.
(4) Turnover rate of corresponding portfolio.
* Date of commencement of operations.

See accompanying notes to financial statements


The Flex-funds Annual Report * December 31, 1999                      Page 36

FINANCIAL HIGHLIGHTS
THE HIGHLANDS GROWTH FUND

                                                                       Years Ended December 31,
                                                 -----------------------------------------------------------
                                                  1999           1998        1997         1996         1995

Net Asset Value, Beginning of Period            $21.23         $18.55       $16.41       $15.34       $13.08

Income from Investment Operations
   Net Investment Income                         (0.01)          0.06         0.06         0.31         0.50
   Net Gains or Losses from Securities
      (both realized and unrealized)              4.37           4.32         4.73         1.07         2.68
   Total From Investment Operations               4.36           4.38         4.79         1.38         3.18

Less Distributions
   Dividends (from net investment income)          ---          (0.06)       (0.06)       (0.31)       (0.50)
   Distributions (from capital gains)            (3.22)         (1.64)       (2.59)          --        (0.42)
   Total Distributions                           (3.22)         (1.70)       (2.65)       (0.31)       (0.92)

Net Asset Value, End of Period                  $22.37         $21.23       $18.55       $16.41       $15.34

Total Return                                     21.16%         23.67%       29.28%        9.08%       24.61%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)            $53,087        $43,908      $33,752      $24,204      $24,631
   Ratio of Expenses to Average Net Assets        1.56%          1.69%        1.87%        1.65%        1.64%
   Ratio of Net Investment Income to
      Average Net Assets                         -0.04%          0.31%        0.30%        1.92%        3.38%
   Ratio of Expenses to Average Net Assets
      before waiver of fees(1)                    1.57%          1.70%        1.87%        1.65%        1.64%
   Ratio of Net Investment Income to Average
      Net Assets(1)                              -0.05%          0.30%        0.30%        1.92%        3.38%

Portfolio Turnover Rate(2)                       51.22%         79.98%      129.79%       81.66%      337.57%

1 Ratio includes fees waived and/or directed brokerage payments received in corresponding portfolio
2 Represents turnover rate of corresponding portfolio

See accompanying notes to financial statements


The Flex-funds Annual Report * December 31, 1999                      Page 37

FINANCIAL HIGHLIGHTS
THE U.S. GOVERNMENT BOND FUND

                                                                          Years Ended December 31,
                                                   -------------------------------------------------------------
                                                    1999        1998            1997         1996         1995

Net Asset Value, Beginning of Period               $22.14      $21.19          $20.64       $21.58       $19.25
   Income from Investment Operations
   Net Investment Income                             0.88        0.97            0.99         0.96         1.11
   Net Gains or Losses from Securities
      (both realized and unrealized)                (0.81)       1.02            0.55        (0.94)        2.33
   Total From Investment Operations                  0.07        1.99            1.54         0.02         3.44

Less Distributions and Dividends
   From net investment income                       (0.88)      (0.97)          (0.99)       (0.96)       (1.11)
   From net realized gains                            ---       (0.07)            --           --           --
   Total Distributions                              (0.88)      (1.04)          (0.99)       (0.96)       (1.11)

Net Asset Value, End of Period                     $21.33      $22.14          $21.19       $20.64       $21.58

Total Return                                         0.35%       9.62%           7.70%        0.15%       18.32%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)               $12,422      $11,294         $16,973      $17,783      $16,048
   Ratio of Expenses to Average Net Assets           1.00%       1.00%           1.00%        1.00%        1.00%
   Ratio of Net Investment Income to
      Average Net Assets                             4.10%       4.52%           4.85%        4.61%        5.41%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees(1)                       1.18%       1.16%           1.14%        1.06%        1.14%
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees(1)           3.92%       4.36%           4.71%        4.55%        5.27%
   Portfolio Turnover Rate(2)                      352.23%     225.11%         375.64%      778.59%      232.34%

(1) Ratio includes fees waived in corresponding portfolio
(2) Represents turnover rate of corresponding portfolio

See accompanying notes to financial statements


The Flex-funds Annual Report * December 31, 1999                      Page 38

FINANCIAL HIGHLIGHTS
MONEY MARKET FUND

                                                                       Years Ended December 31,
                                                   --------------------------------------------------------------
                                                   1999            1998             1997        1996         1995

Net Asset Value, Beginning of Period              $1.00           $1.00            $1.00       $1.00        $1.00
   Income from Investment Operations
   Net Investment Income                           0.049           0.052            0.053       0.05         0.06
   Total From Investment Operations                0.049           0.052            0.053       0.05         0.06

Less Distributions
   Dividends (from net investment income)         (0.049)         (0.052)          (0.053)     (0.05)       (0.06)
   Total Distributions                            (0.049)         (0.052)          (0.053)     (0.05)       (0.06)
Net Asset Value, End of Period                    $1.00           $1.00            $1.00       $1.00        $1.00

Total Return                                       4.96%           5.31%            5.38%       5.27%        5.85%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)             $232,023        $154,255         $169,335    $119,947     $141,087
   Ratio of Expenses to Average Net Assets          0.41%          0.40%             0.40%       0.40%        0.40%
   Ratio of Net Investment Income to
      Average Net Assets                            4.88%          5.19%             5.26%       5.15%        5.70%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees(1)                      0.54%          0.59%             0.59%       0.58%        0.64%
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees(1)          4.75%          5.00%             5.07%       4.97%        5.46%

(1) Ratio includes fees waived in corresponding portfolio

See accompanying notes to financial statements


The Flex-funds Annual Report * December 31, 1999                      Page 39

THE FLEX-FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999


1.   ORGANIZATION

The Flex-funds Trust (the "Trust") was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers five separate series, and it is presently comprised of five separate funds as follows: The Muirfield Fund, The Total Return Utilities Fund, The Highlands Growth Fund (formerly The Growth Fund), The U.S. Government Bond Fund and The Money Market Fund (each a "Fund" and collectively the "Funds"). Each Fund invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:

                                                         PERCENTAGE OF PORTFOLIO
                                                           OWNED BY FUND AS OF
FUND                               PORTFOLIO                DECEMBER 31, 1999
----                               ---------                -----------------
The Muirfield Fund                 Mutual Fund Portfolio            87%
The Total Return Utilities Fund    Utilities Stock Portfolio        76%
The Highlands Growth Fund          Growth Stock Portfolio           81%
The U.S. Government Bond Fund      Bond Portfolio                  100%
The Money Market Fund              Money Market Portfolio           21%

The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Each Fund values its investment in the corresponding Portfolio at fair value. Valuation of securities held by each Portfolio is further described at Note 2 of the Portfolios' Notes to Financial Statements.

INCOME TAXES

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net capital gains to its shareholders. Therefore, no Federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders are recorded on the ex-dividend date. The Muirfield Fund and The Highlands Growth Fund declare dividends from net investment income on a quarterly basis. The Total Return Utilities Fund declares dividends from net investment income on a monthly basis. The U.S. Government Bond Fund and The Money Market Fund declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatment of unrealized gains and losses of futures contracts held by the Fund's corresponding Portfolio. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified to capital.



The Flex-funds Annual Report * December 31, 1999                      Page 40

ORGANIZATIONAL COSTS

The costs related to the organization of each of the five Funds have been deferred and are being amortized by each Fund on a straight-line basis over a five-year period. Such costs for The Muirfield Fund, The Highlands Growth Fund, The U.S. Government Bond Fund, and The Money Market Fund have been fully amortized.

INVESTMENT INCOME & EXPENSES

The Funds record daily their proportionate share of the Portfolios' income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Miller/Howard Investments, Inc. and Sector Capital Management, Inc. serve as subadvisor of the Utilities Stock Portfolio and the Growth Stock Portfolio, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee calculated as follows. For The Muirfield Fund, The Total Return Utilities Fund and The Highlands Growth Fund, such fee is equal to the greater of $15 per active shareholder account or 0.10% of the Fund's average daily net assets. For The U.S. Government Bond Fund, such fee is equal to the greater of $15 per active shareholder account or 0.06% of the Fund's average daily net assets. For The Money Market Fund, such fee is equal to the greater of $20 per active shareholder account or 0.06% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets.

RMA has voluntarily agreed to reimburse The Total Return Utilities Fund and The Money Market Fund for the amount by which annual expenses of such Funds including expenses allocated from the respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses) exceed 1.80% and 0.41% of average daily net assets of The Total Return Utilities Fund and The Money Market Fund, respectively. Prior to April 28, 1999, The Money Market Fund's annual expense limitation had been 0.40% of average daily net assets. Such reimbursement is limited to the total of fees charged to the Fund by RMA and MFSCo.

Pursuant to Rule 12b-1 of the Act, each Fund has adopted a Distribution Plan (the "Plan"). Under the provisions of each Plan, the Fund may incur certain expenses associated with the distribution of fund shares in amounts not to exceed an annual limitation. Such limitation, on an annual basis, is 0.20% of the average daily net assets of each Fund except for The Total Return Utilities Fund which is 0.25% of average daily net assets.

Certain officers of the Funds and trustees of the Trust and the Portfolios are also officers or directors of MII, RMA and MFSCo.

4.   FEDERAL TAX INFORMATION (Unaudited)

At December 31, 1999, The U.S. Government Bond Fund had unused capital loss carryforwards of $476,420 available to offset future gains, if any, for Federal income tax purposes. The capital loss carryforward expires in 2007. During the year ended December 31, 1999, the Funds declared long-term capital distributions in the following amounts:

                                                       AMOUNT
                                                       ------
The Muirfield Fund                                  $3,662,528
The Total Return Utilities Fund                      1,352,508
The Highlands Growth Fund                            2,615,786



The Flex-funds Annual Report * December 31, 1999                      Page 41

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of The Flex-funds:

We have audited the accompanying statements of assets and liabilities of The Flex-funds (including, respectively, The Muirfield Fund, The Highlands Growth Fund, The Total Return Utilities Fund, The U.S. Government Bond Fund, and The Money Market Fund), as of December 31, 1999, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Flex-funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Flex-funds at December 31, 1999, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 11, 2000


The Flex-funds Annual Report * December 31, 1999                      Page 42

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999


                                                    MUTUAL       UTILITIES      GROWTH                       MONEY
                                                     FUND          STOCK         STOCK         BOND         MARKET
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO

Assets:
  Investments, at market value*                  $169,532,821   $18,635,935   $61,277,810   $10,138,195  $932,127,735
  Repurchase agreements, at cost*                   8,976,000           ---     4,037,000     2,150,000   168,065,000
  Trustee deferred compensation investments,           67,016        11,882        25,599        11,878        33,332
    at market value
  Cash                                                    699           ---           556           328             5
  Receivable for securities sold                          ---       695,684           ---           ---           ---
  Receivable for net variation margin on futures          ---           ---         8,500           ---           ---
    contracts
  Receivable from corresponding Fund                      ---           ---           ---           ---     1,812,035
  Interest and dividend receivable                    168,932        45,025        43,604       151,233     4,430,043
  Prepaid/Other assets                                    667         1,954           630         1,767        53,454

Total Assets                                      178,746,135    19,390,480    65,393,699    12,453,401 1,106,521,604


Liabilities:
  Payable for securities purchased                        ---           ---        64,139           ---     2,106,643
  Payable for Trustee Deferred Compensation Plan       67,016        11,882        25,599        11,878        33,332
  Payable to custodian for cash overdraft                 ---     1,292,032           ---           ---           ---
  Payable to investment adviser                       110,669        17,541        51,743           470       147,543
  Accrued audit fees                                   12,952        13,984        14,813        10,973        12,014
  Accrued custodian fees                                2,531           958         8,237           917        11,291
  Accrued trustee fees                                  4,988           ---         6,307           ---           ---
  Accrued fund accounting fees                          4,737         2,198         3,690         1,527        13,011
  Other accrued liabilities                             2,148           792         1,699           778         1,168

Total Liabilities                                     205,041     1,339,387       176,227        26,543     2,325,002

Net Assets                                       $178,541,094   $18,051,093   $65,217,472   $12,426,858$1,104,196,602

Net Assets:
  Capital                                         161,236,113    15,979,753    48,528,287    12,434,589 1,104,196,602
  Net unrealized appreciation (depreciation) of    17,304,981     2,071,340    16,689,185        (7,731)          ---
    investments

Net Assets                                       $178,541,094   $18,051,093   $65,217,472   $12,426,858 1,104,196,602

  *Securities at cost                            $161,203,840   $16,564,595   $48,634,125   $12,295,926 1,104,196,602


  See accompanying notes to financial statements


The Flex-funds Annual Report * December 31, 1999                      Page 43

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                             MUTUAL      UTILITIES      GROWTH                    MONEY
                                              FUND         STOCK        STOCK         BOND        MARKET
                                           PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO

NET INVESTMENT INCOME
  Interest                                 $3,795,724       $32,181     $285,463     $604,264  $62,084,195
  Dividends                                   197,740       459,721      627,091          ---          ---

Total Investment Income                     3,993,464       491,902      912,554      604,264   62,084,195

Expenses:
  Investment advisory fees                  1,214,387       149,369      570,139       47,278    3,103,028
  Accounting fees                              52,656        19,937       40,870       16,820      155,121
  Trustees fees and expenses                   47,730         8,682       27,375        6,670       29,340
  Audit fees                                   12,967        13,999       14,827       10,156       12,036
  Custodian fees                               12,095         3,310       27,806        2,999       78,426
  Other expenses                                8,715         6,292        6,868          761        7,474
  Legal fees                                      448           372          971        1,296          958
  Insurance                                       193            85          109          264      101,408

Total Expenses                              1,349,191       202,046      688,965       86,244    3,487,791

  Investment advisory fees waived                 ---           ---          ---      (21,890)  (1,331,007)
  Directed brokerage payments received            ---           ---       (6,058)         ---          ---

Total Net Expenses                          1,349,191       202,046      682,907       64,354    2,156,784

NET INVESTMENT INCOME                       2,644,273       289,856      229,647      539,910   59,927,411

REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:
  Net realized gain (loss) from futures     (5,791,888)          ---      245,618          ---          ---
    contracts
  Net realized gain (loss) from investments 33,288,636     3,637,703    5,094,690     (476,427)         ---
  Net change in unrealized appreciation
    (depreciation) of investments           (5,909,917)   (1,322,044)   6,025,737       48,130          ---

NET GAIN (LOSS) ON INVESTMENTS              21,586,831     2,315,659   11,366,045     (428,297)         ---

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                $24,231,104    $2,605,515  $11,595,692     $111,613  $59,927,411

  See accompanying notes to financial statements


The Flex-funds Annual Report * December 31, 1999                      Page 44

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                     MUTUAL      UTILITIES       GROWTH                        MONEY
                                                      FUND         STOCK         STOCK           BOND          MARKET
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                             $2,644,273     $289,856       $229,647       $539,910    $59,927,411
  Net realized gain (loss) from investments
    and futures contracts                           27,496,748    3,637,703      5,340,308       (476,427)           ---
  Net change in unrealized appreciation
    (depreciation) of investments                   (5,909,917)  (1,322,044)     6,025,737         48,130            ---
Net increase in net assets
  resulting from operations                         24,231,104    2,605,515     11,595,692        111,613     59,927,411

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
  Contributions                                     67,402,736   11,399,891    105,405,498      2,870,096  6,273,721,231
  Withdrawals                                      (53,900,433)  (9,173,858)  (102,951,461)    (1,550,472)(6,027,721,363)
Net increase in net assets resulting from
  transactions of investors' beneficial interests   13,502,303    2,226,033      2,454,037      1,319,624    245,999,868

TOTAL INCREASE IN NET ASSETS                        37,733,407    4,831,548     14,049,729      1,431,237    305,927,279

NET ASSETS - Beginning of period                   140,807,687   13,219,545     51,167,743     10,995,621    798,269,323

NET ASSETS - End of period                        $178,541,094  $18,051,093    $65,217,472    $12,426,858 $1,104,196,602


                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                    MUTUAL       UTILITIES      GROWTH                       MONEY
                                                     FUND          STOCK         STOCK         BOND          MARKET
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                            $2,040,969      $218,745      $335,278      $631,782    $40,566,858
  Net realized gain (loss) from investments
    and futures contracts                           8,222,183      (364,390)    4,583,800     1,102,605            ---
  Net change in unrealized appreciation
    (depreciation) of investments                  23,909,375     1,126,399     4,790,713      (591,219)           ---
Net increase in net assets
  resulting from operations                        34,172,527       980,754     9,709,791     1,143,168     40,566,858

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
  Contributions                                    21,876,913     6,977,776    74,136,798     2,292,244  3,894,846,315
  Withdrawals                                     (59,774,446)   (5,408,703)  (66,072,809)   (9,348,465)(3,724,162,497)
Net increase (decrease) in net assets
  resulting from transactions of investors'
  beneficial interests                            (37,897,533)    1,569,073     8,063,989    (7,056,221)   170,683,818

TOTAL INCREASE (DECREASE) IN NET ASSETS            (3,725,006)    2,549,827    17,773,780    (5,913,053)   211,250,676

NET ASSETS - Beginning of period                  144,532,693    10,669,718    33,393,963    16,908,674    587,018,647

NET ASSETS - End of period                       $140,807,687   $13,219,545   $51,167,743   $10,995,621   $798,269,323

  See accompanying notes to financial statements


The Flex-funds Annual Report * December 31, 1999                      Page 45

FINANCIAL HIGHLIGHTS

MUTUAL FUND PORTFOLIO

                                                                   Year Ended December 31,
                                                 1999         1998           1997             1996         1995

   Net Assets, End of Period ($000)            $178,541     $140,808       $144,533         $135,540     $122,109
   Ratio of Expenses to Average Net Assets         0.86%       0.91%          0.89%            0.87%        0.95%
   Ratio of Net Investment Income to
      Average Net Assets                           1.69%       1.56%          2.08%            1.86%        1.26%
   Portfolio Turnover Rate                       787.66%     128.31%        395.42%          297.41%      186.13%


UTILITIES STOCK PORTFOLIO

                                                                                                           Period from
                                                              Year Ended December 31,                   June 21, 1995* to
                                                       1999        1998           1997         1996     December 31, 1995

   Net Assets, End of Period ($000)                  $18,051     $13,220        $10,670       $7,964        $4,291
   Ratio of Expenses to Average Net Assets             1.35%       1.44%          1.60%        1.61%         2.32%(1)
   Ratio of Net Investment Income to
      Average Net Assets                               1.94%       1.73%          1.79%        2.24%         2.09%(1)
   Ratio of Expenses to Average Net Assets
      before directed brokerage payments               1.35%       1.46%          1.65%        1.66%         2.40%(1)
   Ratio of Net Investment Income to Average Net
      Assets before directed brokerage payments        1.94%       1.71%          1.74%        2.19%         2.01%(1)
   Portfolio Turnover Rate                            69.20%      51.36%         41.22%       50.79%         5.06%

(1) Annualized
* Date of commencement of operations


GROWTH STOCK PORTFOLIO

                                                                    Year Ended December 31,
                                                  1999         1998             1997             1996         1995

   Net Assets, End of Period ($000)             $65,217      $51,168          $33,394          $24,414      $24,537
   Ratio of Expenses to Average Net Assets         1.15%       1.25%            1.34%            1.24%        1.25%
   Ratio of Net Investment Income to
      Average Net Assets                           0.39%       0.77%            0.83%            2.33%        3.78%
   Ratio of Expenses to Average Net Assets
      before waiver of fees                        1.16%       1.26%            1.34%            1.24%        1.25%
   Ratio of Net Investment Income to Average
      Net Assets before waiver of fees             0.38%       0.76%            0.83%            2.33%        3.78%
   Portfolio Turnover Rate                        51.22%      79.98%          129.79%           81.66%      337.57%


See accompanying notes to financial statements


The Flex-funds Annual Report * December 31, 1999                      Page 46

FINANCIAL HIGHLIGHTS

BOND PORTFOLIO

                                                                     Year Ended December 31,
                                                  1999         1998          1997          1996         1995

   Net Assets, End of Period ($000)             $12,427      $10,996       $15,274       $17,792      $16,066
   Ratio of Expenses to Average Net Assets         0.54%       0.57%         0.57%         0.61%        0.57%
   Ratio of Net Investment Income to
      Average Net Assets                           4.57%       4.97%         5.27%         4.99%        5.82%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees                        0.73%       0.73%         0.71%         0.68%        0.71%
   Ratio of Net Investment Income to Average
   Net Assets, before waiver of fees               4.38%       4.81%         5.13%         4.92%        5.68%
   Portfolio Turnover Rate                       352.23%     225.11%       375.64%       778.59%      232.34%


MONEY MARKET PORTFOLIO

                                                                      Year Ended December 31,
                                                     1999            1998            1997            1996         1995

   Net Assets, End of Period ($000)              $1,104,197        $798,269        $587,019        $352,930     $256,126
   Ratio of Expenses to Average Net Assets             0.18%          0.18%           0.18%           0.19%        0.21%
   Ratio of Net Investment Income to
      Average Net Assets                               5.07%          5.39%           5.47%           5.34%        5.87%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees                            0.30%          0.30%           0.31%           0.33%        0.37%
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees                4.95%          5.27%           5.34%           5.20%        5.70%


See accompanying notes to financial statements


The Flex-funds Annual Report * December 31, 1999                      Page 47

MUTUAL FUND PORTFOLIO, UTILITIES STOCK PORTFOLIO, GROWTH STOCK PORTFOLIO, BOND PORTFOLIO, MONEY MARKET PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

1.   ORGANIZATION

Each Fund of The Flex-funds Trust (the "Trust") invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Portfolio is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-ended management investment company which was organized as a trust under the laws of the State of New York. Each Declaration of Trust permits the Trustees, who are the same for each Portfolio, to issue beneficial interests in each Portfolio.

The investment objective of each Portfolio is as follows:

     The Mutual Fund Portfolio seeks growth of capital through investment in the shares of other mutual funds.

     The Utilities Stock Portfolio seeks a high level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, it will not invest in electric utilities whose generation of power is derived from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective.

     The Growth Stock Portfolio seeks capital growth by investing in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

     The Bond Portfolio seeks to maximize current income through investment in securities, which are issued or guaranteed as to payment of principal and interest, by the U.S. government or any of its agencies or instrumentalities.

     The Money Market Portfolio seeks current income and stable net asset values through investment in a portfolio of money market instruments.

The financial statements of the Funds are included elsewhere in this report.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Bond Portfolio values the securities held at 3:00 pm eastern time. The Portfolios obtain prices from independent pricing services which use valuation techniques approved by the Board of Trustees.

Money market securities held in the Money Market Portfolio are valued at amortized cost, which approximates market value. Money market securities held in the four remaining Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.


The Flex-funds Annual Report * December 31, 1999                      Page 48

REPURCHASE AGREEMENTS

Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

DEFERRED TRUSTEE COMPENSATION

Under a Deferred Compensation Plan (the "Plan") non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of the Flex-funds and Flex-Partners Funds. Deferred amounts remain in the Portfolios until distributed in accordance with the Plan.

FUTURES & OPTIONS

Each Portfolio, except the Money Market Portfolio, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. Such transactions may be considered trading activity under generally accepted accounting principles. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record realized gains or losses for the daily variation margin when they are recorded as gains or losses from futures contracts.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to current market value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

During the year ended December 31, 1999 the Portfolios had the following activity in futures contracts:

Long contracts                   Number of contracts     Notional amount
Mutual Fund Portfolio:
Outstanding, beginning of year            20                  $6,274,000
Contracts opened                       1,052                  23,319,887
Contracts closed                      (1,072)                (29,593,887)
Outstanding, end of period               ---                       $---


Growth Stock Portfolio:
Outstanding, beginning of year             7                  $2,055,875
Contracts opened                         324                 107,321,562
Contracts closed                        (321)               (105,766,937)
Outstanding, end of period                10                  $3,610,500


The Flex-funds Annual Report * December 31, 1999                      Page 49

LETTER OF CREDIT

Each Portfolio has pledged as collateral a U.S. Government Security, cash or other high-grade debt security solely for the benefit of ICI Mutual Insurance Co. for the Portfolios' fidelity bond coverage.

INCOME TAXES

The Portfolios will be treated as a partnership for Federal income tax purposes. As such, each investor in the Portfolios will be subject to taxation on its share of the Portfolios' ordinary income and capital gains. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provision is required.

SECURITIES TRANSACTIONS

The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and accretion of discount) is recognized as earned.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Miller/Howard Investments, Inc. and Sector Capital Management, Inc. serve as subadvisor of the Utilities Stock Portfolio and Growth Stock Portfolio, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc.

For such services the Portfolios pay monthly a fee at the following annual rates: Mutual Fund Portfolio, Utilities Stock Portfolio, and Growth Stock Portfolio, 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million. As subadviser to the Utilities Stock Portfolio, Miller/Howard Investments, Inc. is paid 0.00% of the 1.00% of average daily net assets up to $10 million, 0.40% of the 1.00% of average daily net assets exceeding $10 million up to $50 million, 0.40% of the 0.75% of average daily net assets net assets exceeding $50 million up to $60 million, 0.30% of the 0.75% of average daily net assets exceeding $60 million up to $100 million and 0.25% of the 0.60% of average daily net assets exceeding $100 million. As subadviser to the Growth Stock Portfolio, Sector Capital Management, Inc. is paid 0.30% of the 1.00% of average daily net assets up to $25 million, 0.70% of the 1.00% of average daily net assets exceeding $25 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.35% of the 0.60% of average daily net assets exceeding $100 million. Sector Capital Management, Inc. pays all sub-subadvisers 0.25% on all average net assets. Bond Portfolio, 0.40% of average daily net assets up to $100 million and 0.20% of average daily net assets exceeding $100 million; Money Market Portfolio, 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. During the year ended December 31, 1999, RMA voluntarily waived a portion of its investment advisory fees in the Money Market and Bond Portfolios.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of:

     a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets,

          or

     b.   $7,500 for each Portfolio, except $30,000 for the Money Market
          Portfolio.

Certain officers and trustees of the Portfolios are also officers or directors of MII, RMA and MFSCo.


The Flex-funds Annual Report * December 31, 1999                      Page 50

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4.   SECURITIES TRANSACTIONS

For the year ended December 31, 1999, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

PORTFOLIO                     PURCHASES              SALES
---------                     ---------              -----
Mutual Fund Portfolio        $673,341,588        $671,730,867
Utilities Stock Portfolio      12,829,792           9,928,610
Growth Stock Portfolio         28,470,710          27,440,601
Bond Portfolio                 11,305,884          19,953,093


As of December 31, 1999, the aggregate cost basis of investments and unrealized appreciation (depreciation) for Federal income tax purposes was as follows:

                                                                  NET UNREALIZED
                           COST BASIS    UNREALIZED   UNREALIZED   APPRECIATION
PORTFOLIO                OF INVESTMENTS APPRECIATION DEPRECIATION (DEPRECIATION)
---------                -------------- ------------ ------------ --------------
Mutual Fund Portfolio     $161,988,907  $17,305,018   ($785,104)   $16,519,914
Utilities Stock Portfolio   16,742,303    3,217,376  (1,323,744)     1,893,632
Growth Stock Portfolio      48,859,539   19,887,220  (3,423,449)    16,463,771
Bond Portfolio              12,295,926         ---       (7,731)        (7,731)
Money Market Portfolio   1,100,192,735         ---          ---            ---


The Flex-funds Annual Report * December 31, 1999                      Page 51

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of the Mutual Fund Portfolio, Utilities Stock Portfolio, Growth Stock
Portfolio, Bond Portfolio and Money Market Portfolio:


We have audited the accompanying statements of assets and liabilities of the Mutual Fund Portfolio, Utilities Stock Portfolio, Growth Stock Portfolio, Bond Portfolio and Money Market Portfolio (Portfolios), including the portfolios of investments, as of December 31, 1999, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1999, by confirmation with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Fund Portfolio, Growth Stock Portfolio, Utilities Stock Portfolio, Bond Portfolio and Money Market Portfolio at December 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


KPMG LLP
Columbus, Ohio
February 11, 2000


The Flex-funds Annual Report * December 31, 1999                      Page 52

                         MANAGER AND INVESTMENT ADVISER
                             R. Meeder & Associates
                              6000 Memorial Drive
                                 P.O. Box 7177
                               Dublin, Ohio 43017

                    SUBADVISER/THE UTILITIES STOCK PORTFOLIO
                        Miller/Howard Investments, Inc.
                    141 Upper Byrdcliffe Road, P.O. Box 549
                           Woodstock, New York 12498

                     SUBADVISER/THE GROWTH STOCK PORTFOLIO
                        Sector Capital Management L.L.C.
                         5350 Poplar Avenue, Suite 490
                            Memphis, Tennesse 38119

                               BOARD OF TRUSTEES
                             Milton S. Bartholomew
                             Dr. Roger D. Blackwell
                                  James Didion
                               Charles Donabedian
                             Robert S. Meeder, Sr.
                             Robert S. Meeder, Jr.
                                Jack Nicklaus II
                                 Walter L. Ogle
                               Philip A. Voelker

                                   CUSTODIAN
                          Firstar Bank, N.A. Cincinnati
                             Cincinnati, Ohio 45201

                    TRANSFER AGENT DIVIDEND DISBURSING AGENT
                            Mutual Funds Service Co.
                              6000 Memorial Drive
                               Dublin, Ohio 43017

                                    AUDITORS
                                    KPMG LLP
                              Columbus, Ohio 43215

THE FLEX-FUNDS
R. Meeder & Associates, Investment Manager
P.O. Box 7177, Dublin, OH 43017